As filed with the Securities and Exchange Commission on February 22, 2008

Securities Act File No. 333-

Investment Company Act File No. 811-22185

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
Pre-Effective Amendment No.
Post-Effective Amendment No.

and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No.

(Check appropriate box or boxes.)

 IndexIQ Trust
(Exact Name of Registrant as Specified in Charter)

800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: (914) 697-4946

Adam S. Patti
IndexIQ Advisors, LLC
800 Westchester Avenue
Suite N611
Rye Brook, NY 10573
(Name and Address of Agent for Service)

With a copy to:

Peter J. Shea, Esq.
Katten Muchin Rosenman LLP
575 Madison Avenue
New York, New York 10022

Approximate Date of Proposed Public Offering:
As soon as practicable after the effective date of the Registration Statement.

Title of Securities Being Registered: Shares of Beneficial Interest,
$0.001 par value per share.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Preliminary Prospectus dated                         , 2008

Subject to Completion

The information in the prospectus is not complete and may be changed. We may not sell securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Prospectus

, 2008

IQ Alpha Hedge Composite Fund

Service Class Shares

IndexIQ Advisors, LLC (‘‘IIQ’’® or the ‘‘Investment Advisor’’) serves as investment adviser to the IQ Alpha Hedge Composite Fund (the ‘‘Fund’’).

The Fund seeks to achieve investment results that correspond to the total return (aggregate price and yield performance) of the HedgeIQ™ Leveraged Composite Index (‘‘HGIQCO-LEV’’), a proprietary index developed by Financial Development Holdco LLC, d/b/a IndexIQ® and the parent company of the Investment Advisor (‘‘IndexIQ’’). The Investment Advisor intends to manage the Fund’s portfolio by investing in a combination of instruments, including exchange-traded funds (‘‘ETFs’’), exchange-listed equity securities including foreign securities, short-term U.S. government bonds having maturities of less than 397 days (‘‘short-term government bonds’’), total return swaps, futures, short sales and exchange traded notes (‘‘ETNs’’).

HGIQCO-LEV was developed and is maintained by IndexIQ and is based on the theory that hedge fund returns are composed of both ‘‘beta’’ (returns due to varying exposure to different market sectors) and ‘‘alpha’’ (returns due to portfolio manager skill). HGIQCO-LEV seeks to approximate the beta component for leveraged hedge fund returns resulting from the composite performance of a variety of hedge fund investment styles. HGIQCO-LEV seeks to provide superior returns relative to the Standard & Poor’s® 500 Composite Stock Price Index (the ‘‘S&P 500 Index’’) with lower volatility than, and low correlation to, the S&P 500 Index. See ‘‘More Information about the Fund’s Benchmark.’’ The Fund does not invest in hedge funds.

IndexIQ is solely responsible for maintaining HGIQCO-LEV. The Investment Advisor is not involved in any way with the maintenance of HGIQCO-LEV. As is necessary or appropriate to manage the Fund, the Investment Advisor will enter into an information sharing agreement with IndexIQ to obtain certain proprietary information concerning the components of HGIQCO-LEV and the relative weightings of such components. However, some details concerning the HGIQCO-LEV methodology are likely to remain confidential such that neither the Investment Advisor nor Fund shareholders will have access to all available information outlining, among other things, how the HGIQCO-LEV components may vary over time.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN A FUND IS NOT A BANK DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN A FUND INVOLVES INVESTMENT RISKS, AND YOU MAY LOSE MONEY IN A FUND.

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

THE FUND DOES NOT REPRESENT A COMPLETE INVESTMENT PROGRAM. THIS FUND’S NET ASSET VALUE (NAV) MAY FLUCTUATE SUBSTANTIALLY OVER TIME. BECAUSE THE FUND ATTEMPTS TO REPLICATE THE INVESTMENT RETURNS OF HGIQCO-LEV, WHICH IN TURN ATTEMPTS TO REPLICATE THE INVESTMENT RETURNS OF HEDGE FUND BETAS, THE FUND’S PERFORMANCE MAY BE SUBSTANTIALLY DIFFERENT FROM THE RETURNS OF THE BROADER STOCK MARKET. PAST PERFORMANCE OF THE FUND OR HGIQCO-LEV IS NOT AN INDICATION OF FUTURE RETURNS. YOU MAY LOSE MONEY EVEN IF THE FUND’S PAST RETURNS HAVE BEEN POSITIVE. ACCORDINGLY, THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT ENTAILING A HIGH DEGREE OF RISK AND IS NOT SUITABLE FOR ALL INVESTORS.

INDEX

Fund Investment Objective and Strategies	1
Principal Risks of the Fund	6
Fund Performance	11
Fees And Expenses Of The Fund	11
Service Providers	13
Other Service Providers	14
Shareholder Guide	16
DISTRIBUTION (12B-1) FEES	16
ARRANGEMENTS WITH SERVICE AGENTS	16
PRICING SHARES	16
HOW TO PURCHASE SHARES	17
How To Redeem Shares	19
REDEMPTION IN KIND	19
ACCOUNTS WITH LOW BALANCES	19
RESTRICTIONS ON EXCESSIVE TRADING PRACTICES	19
Fund Dividends, Distributions & Taxes	21
Financial Highlights	22
Privacy Policy	23
Appendix A Additional Information on Portfolio Risks, Securities and Techniques	24

Fund Investment Objective and Strategies

IQ Alpha Hedge Composite Fund

FUND FACTS

Objective:	Capital Appreciation
Benchmark:	HedgeIQ Leveraged Composite Index
Investment Focus:	ETFs, exchange-listed equities, foreign securities, short-term government bonds, total return swaps, futures, short sales and ETNs
Investment Style:	Absolute Return

INVESTMENT OBJECTIVE

The Fund seeks to achieve investment results that correspond to the total return (aggregate price and yield performance) of HGIQCO-LEV, a benchmark index that seeks to replicate the investment returns of hedge fund betas (i.e., that portion of the returns of hedge funds, as a broad asset class, that results from market exposures rather than manager performance) resulting from the leveraged composite performance of a variety of hedge fund investment styles.

PRINCIPAL INVESTMENT STRATEGIES

The Investment Advisor will select the Fund’s investments with the goal of reproducing the total return of HGIQCO-LEV. Because of its strategy of tracking HGIQCO-LEV, the Fund does not follow traditional methods of active investment management, which involve buying and selling securities based on analysis of economic and market factors. Instead, the Fund will invest in securities and other financial instruments that provide exposure to the components of HGIQCO-LEV in approximately the order of their weighting in the same index. The Fund’s portfolio investments may include, among others, ETFs, exchange-listed equity securities including foreign securities, short-term government bonds, total return swaps, futures, shorts sales and ETNs.

The weight of a component of HGIQCO-LEV may be positive or negative. In the case of a negative weighting, the Fund will invest in instruments that provide a short exposure to such component. Accordingly, the Fund’s investments may not reflect a long position in each component of HGIQCO-LEV and the Fund’s net asset value per share may decline from month to month, even if the value of any or all of the components increase during that time.

The Fund may experience ‘‘tracking error,’’ which is a measure of the degree to which the Fund’s results differ from the results of HGIQCO-LEV. Tracking error may result from, among other things, expenses incurred by the Fund which are not reflected in the performance results of HGIQCO-LEV. Tracking error may also result from differences between the performance of the Fund’s portfolio of investments and the performance of the HGIQCO-LEV components that these investments are intended to track. Accordingly, the return of the Fund may be lower than the return of HGIQCO-LEV.

The Fund may invest in foreign companies, including companies in emerging markets, to the extent that such companies are included in the HGIQCO-LEV index. The Fund may invest in small- and mid-capitalization companies. The Fund may use derivatives, including short sales, to hedge against the economic impact of adverse changes in the market value of the Fund’s portfolio securities as a result of changes in stock market prices, as a substitute for buying and selling securities and as a cash flow management technique.

The Fund does not invest in hedge funds.

Portfolio Turnover Rate.    The Fund’s annual portfolio turnover rate indicates changes in its portfolio investments. The Investment Advisor will sell a security when appropriate and consistent with the Fund’s investment objective and policies, regardless of the effect on the Fund’s portfolio turnover rate. Because the Fund will be managed passively, as described above, the Investment Advisor expects that the portfolio turnover rate will correlate with that of the HGIQCO-LEV index. Please note that buying and selling securities generally involves some expense to the Fund, such as brokerage commissions and other transaction costs. To the extent that the Fund experiences an increase in brokerage commissions due to a higher turnover rate, the performance of the Fund could be negatively impacted by the increased expenses incurred by the Fund. A high portfolio turnover rate in any year will result in payment by the Fund of above average transaction costs and could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates. In addition, portfolio turnover may also be affected by sales of portfolio securities necessary to meet cash requirements for redemptions of shares.

Temporary or Cash Investments.    When the Investment Advisor believes market, economic or political conditions are unfavorable for investors, the Investment Advisor may invest up to 100% of the Fund’s net assets in a temporarily defensive manner or hold a substantial portion of its net assets in cash, cash equivalents or other short-term investments. This may result in the Fund not achieving its investment objective.

To the extent the Fund uses a money market fund for its cash position, there will be some duplication of expenses because the Fund would bear its pro rata portion of such money market fund’s advisory fees and operational expenses. Also, the yield paid by a money market fund in which the Fund invests will vary with short-term interest rates. During periods of rising interest rates, a money market fund’s yield will tend to be lower than prevailing interest rates.

During the Fund’s initial months of operation it may hold substantial cash and cash equivalents before fully investing in accordance with its investment strategy.

Changes in Investment Objective and Strategies.    The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

THE FUND IS ‘‘NON-DIVERSIFIED’’ UNDER THE INVESTMENT COMPANY ACT OF 1940 (‘‘INVESTMENT COMPANY ACT’’), AND MAY INVEST MORE OF ITS ASSETS IN FEWER ISSUERS THAN ‘‘DIVERSIFIED’’ MUTUAL FUNDS. ACCORDINGLY, THE FUND MAY BE MORE SUSCEPTIBLE TO ADVERSE DEVELOPMENTS AFFECTING ANY SINGLE ISSUER HELD IN ITS PORTFOLIO, AND MAY BE MORE SUSCEPTIBLE TO GREATER LOSSES BECAUSE OF THESE DEVELOPMENTS. LOSS OF MONEY IS A RISK OF INVESTING IN THE FUND.

More Information About the Fund’s Benchmark

THE HGIQCO-LEV INDEX

IndexIQ has developed and maintains a series of hedge fund replication strategies (each a ‘‘Strategy’’ and collectively ‘‘Strategies’’) to approximate the total returns of the following hedge fund indexes.

-	CS/Tremont Emerging Markets Hedge Funds

-	CS/Tremont Fixed Income Arbitrage Hedge Funds

-	CS/Tremont Global Macro Hedge Funds

-	CS/Tremont Long Short Equity Hedge Funds

-	CS/Tremont Market Neutral Hedge Funds

-	CS/Tremont Multi Strategy Hedge Funds

Each Strategy consists of a basket of ETFs that IndexIQ has determined best represent the ‘‘beta’’ exposure to factors that drive hedge fund returns (‘‘Market Factors’’). The total return on any IndexIQ Strategy may be better or worse than the total returns of hedge fund indexes they seek to replicate depending on the ‘‘alpha’’ (manager specific value added) and the efficacy of the model created by IndexIQ. Individual hedge funds themselves may perform better or worse than such returns based on the skill of their particular manager.

Annually, IndexIQ reviews the basket of ETFs for each Strategy to ensure that the basket best represents the hedge fund indexes’ beta exposures and may add or delete ETFs as deemed necessary by IndexIQ. This selection process takes place in the first quarter of each calendar year. Any factor additions or deletions become effective on the first business day of the second calendar quarter of each year and are then unchanged until the next annual review.

Monthly, IndexIQ applies an algorithm using objective rules to re-weight the ETFs for each Strategy. The algorithm uses the most recently available hedge fund and ETF performance data to recalculate the exposure for the following month of each of the ETFs. The rebalancing of each strategy takes place in the middle of each month. The weight of each ETF may be positive or negative and may be subject to certain percentage limitations, which may change. The sum of the ETFs may not equal 100% of each Strategy value at any time, with the result that the Strategy returns may be derived in part from cash returns.

IndexIQ then employs a proprietary algorithm to weight the Strategies to achieve the objective of providing superior returns relative to the S&P 500 Index with lower volatility than, and low correlation to, the S&P 500 Index. The resulting weight assigned to the Strategies are multiplied by the weights assigned to the ETFs within the Strategy to arrive at the ETF weights (the ‘‘Component Factors’’) . To amplify the returns, HGIQCO-LEV will employ leverage totaling 100% of the portfolio. Each Component Factor weight will be equal to 2X its notional amount. The sum of all Component Factor weights will be 200%. This algorithm operates in accordance with a set of pre-determined rules which determine the composition of HGIQCO-LEV and the weights to be given to the Component Factors. IndexIQ does not perform a discretionary management role with respect to weights of the Component Factors.

In selecting the Market Factors that will serve as Component Factors for HGIQCO-LEV, IndexIQ relies on hedge fund index performance information from CS/Tremont (‘‘CS’’), an unaffiliated provider of hedge fund performance data, and ETF returns from Factset Research Systems (‘‘FDS’’). IndexIQ makes no representation as to the correctness of the information considered and takes no responsibility for the accuracy or completeness of the CS or FDS data or the impact on Market Factors, Strategies, Component Factors or HGIQCO-LEV.

HGIQCO-LEV’s returns are calculated on a daily basis as the composite returns of current Component Factors and their respective weights within the Index, plus any cash returns to the extent that the Component Factors do not equal 200% of the Index. A financing fee of LIBOR + 50 basis points (‘‘bps’’) is assessed for the leverage part of the portfolio,

IndexIQ does not attempt to actively manage the Component Factors or their weights. The Component Factors are determined by a model that is based on historical performance data from CS and historical ETF returns from FDS. To the extent that future investment returns of the hedge fund indexes or ETFs differ from the historical data, the total return of the Strategies may be better or worse than the total returns of hedge fund indexes they seek to replicate. Further, HGIQCO-LEV returns may not achieve their objective of providing superior returns relative to the S&P 500 Index with lower volatility than, and low correlation to, the S&P 500 Index.

HGIQCO-LEV and Hedge Funds Returns

HGIQCO-LEV uses proprietary strategies that seek to approximate the beta component of hedge fund returns. IndexIQ will not actively manage HGIQCO-LEV or otherwise attempt to enhance returns beyond those embedded in HGIQCO-LEV. In addition, hedge funds often may adjust their investments rapidly in view of market, political, financial or other factors, whereas the Strategies and HGIQCO-LEV only adjusts its composition on a monthly basis. The Strategies and HGIQCO-LEV are based entirely on an assessment of historical data related to volatility and returns. To the extent that historical data turns out not to be predictive of future events, the return of the Strategies may deviate from the returns of hedge funds.

Moreover, neither HGIQCO-LEV nor hedge funds provides a guarantee of ‘‘absolute returns,’’ that is, returns independent of the overall direction of equity and fixed income markets. Alternative investments such as hedge funds may often be purchased by investors on the basis of their potential to produce such returns. However, there can be no assurance that either hedge funds in general, or HGIQCO-LEV in particular, will be successful at producing positive returns. IndexIQ may in the future develop a series of hedge funds.

Other Investment Practices and Securities

The tables below and on the following page identify some of the investment techniques that may (but are not required to) be used by the Fund in seeking to achieve its investment objective. Numbers in this table show maximum allowable usage only; for actual usage, consult the Fund’s annual/semi-annual reports. For more information about these and other investment practices and securities, see Appendix A. The Fund publishes on its website (http://www.[                ].com) the complete portfolio holdings for the Fund as of the end of each calendar quarter subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund publishes on its website month-end top ten holdings subject to a thirty calendar-day lag between the date of the information and the date on which the information is disclosed. This information will be available on the website until the date on which the Fund files its next quarterly portfolio holdings report on Form N-CSR or Form N-Q with the SEC. In addition, a description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (‘‘SAI’’).

10 Percent of total assets (including securities lending collateral) (italic type)

10 Percent of net assets (excluding borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	IQ Alpha Hedge Composite Fund

Investment Practices
Borrowings	33 1/3%
Equity Swaps*	•
Index Swaps*	•
Foreign Currency Transactions	•
Futures Contracts and Options on Futures Contracts	•
Exchange Traded Funds	•
Securities Lending	33 1/3%
Short Sales	•
*	Limited to 15% of net assets (together with other illiquid securities) for all structured securities and swap transactions that are not deemed liquid.

10 Percent of Total Assets (excluding securities lending collateral) (italic type)

10 Percent of Net Assets (including borrowings for investment purposes) (roman type)
•	No specific percentage limitation on usage; limited only by the objectives and strategies of the Fund	IQ Alpha Hedge Composite Fund

Investment Securities
Equity Investments	•
Emerging Country Securities	•
Fixed-Income Securities[1]	•
Foreign Securities	•
Foreign Government Securities	•
Non-Investment Grade Fixed-Income Securities[2]	•
Derivatives	•
Temporary Investments	•
U.S. Government Securities	•
1.	Except as noted under ‘‘Non-Investment Grade Fixed-Income Securities,’’ fixed-income securities, which include corporate debt obligations, must be investment grade (e.g., BBB or higher by Standard & Poor’s Rating Group (‘‘Standard & Poor’s’’), Baa or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’), have a comparable rating by another nationally recognized statistical rating organization (‘‘NRSRO’’)) or be determined by the Investment Advisor to be of comparable quality at the time the Fund invests.
[2]	May be BB or lower by Standard & Poor’s, Ba or lower by Moody’s, or have a comparable rating by another NRSRO or be determined by the Investment Advisor to be of comparable quality at the time of investment.

Principal Risks of the Fund

Loss of money is a risk of investing in the Fund. An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The following summarizes important risks that apply to the Fund and may result in a loss of your investment. The Fund is not intended to provide a complete investment program and should be considered a speculative investment. There can be no assurance that the Fund will achieve its investment objective.

•	NAV Risk—The risk that the net asset value (‘‘NAV’’) of the Fund and the value of your investment will fluctuate.

•	Derivatives Risk—The risk that loss may result from the Fund’s investments in options, futures, swaps, options on swaps, structured securities and other derivative instruments. These instruments may be leveraged so that small changes in underlying markets or reference indices may produce disproportionate losses to the Fund.

•	Index Risk—The Fund’s performance may not match the HGIQCO-LEV Index for any period of time. Although the Fund attempts to track the investment performance of HGIQCO-LEV, the Fund may not be able to duplicate its exact composition or return. In addition, unlike a fund, the returns of HGIQCO-LEV are not reduced by investment and other operating expenses, and, therefore, the ability of the Fund to match the performance of HGIQCO-LEV will be adversely affected by the costs of buying and selling investments as well as other expenses. The Fund cannot guarantee that its performance will match HGIQCO-LEV for any period of time or at all. In addition, there can be no assurance that HGIQCO-LEV will track hedge fund returns.

•	Management Risk—The risk that a strategy used by the Investment Advisor to match the performance of HGIQCO-LEV may fail to produce the intended results.

•	Liquidity Risk—The risk that the Fund may invest to a greater degree in securities that trade in lower volumes and may make investments that may be less liquid than other investments. Also the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may have to accept a lower price or may not be able to sell the security at all. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the time period stated in this Prospectus because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. Since the Fund invests for exposure to the Market Factors of HGIQCO-LEV, the Fund will be especially subject to the risk that during certain periods the liquidity of particular issuers or industries, or all investments within a particular Component Factor, will shrink or disappear suddenly and without warning as a result of adverse economic, market or political events, or adverse investor perceptions, whether or not accurate.

•	Market Risk—The risk that the value of the securities or other financial instruments in which the Fund invests may go up or down in response to the prospects of individual companies, particular industry sectors or governments and/or general economic developments or conditions. Price changes may be temporary or last for extended periods. The Fund’s investments may be overweighted from time to time in one or more market sectors, which will increase the Fund’s exposure to risk of loss from adverse developments affecting those sectors.

•	Interest Rate Risk—The risk that when interest rates increase, fixed-income securities held by the Fund will decline in value. Long-term fixed-income securities will normally have more price volatility because of this risk than short-term fixed-income securities.

•	Commodity Risk—Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities markets. The value of commodity linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international or local economic, political and regulatory developments.

•	Exchange Traded Fund Risk—The Fund may purchase shares in an ETF. An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objective, strategies and policies. The price of an ETF can fluctuate within a wide range, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF decrease. In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (1) the market price of the ETF’s shares may trade at a discount to their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange or the activation of market-wide ‘‘circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally. Additionally, ETFs have management fees that increase their cost. Federal law generally prohibits the Fund from acquiring shares of an investment company, including an ETF, if, immediately after such acquisition, the Fund and its affiliated persons would hold more than 3% of such investment company’s total outstanding shares, for the Fund to invest more than 5% of its net assets in any investment company or for the Fund to invest more than 10% of its net assets in investment companies unless exempted by rule or regulation or by an exemptive order obtained by the investment company. These prohibitions may prevent the Fund from allocating its investments in an optimal manner.

•	Emerging Countries Risk—The securities markets of certain Asian, Central and South American, Eastern European, Middle Eastern, African countries and other emerging countries are less liquid, are especially subject to greater price volatility, have smaller market capitalizations, have less government regulation and are not subject to as extensive and frequent accounting, financial and other reporting requirements as the securities markets of more developed countries. Further, investment in certain emerging countries involves risk of loss resulting from problems in share registration and custody and substantial economic and political disruptions. These risks are not normally associated with investment in more developed countries.

•	Foreign Risk—The risk that when the Fund invests in foreign markets, it will be subject to risk of loss not typically associated with domestic markets. Loss may result because of less foreign government regulation, less public information and less economic, political and social stability. Loss may also result from the imposition of exchange controls, confiscations and other government restrictions. The Fund will also be subject to the risk of negative foreign currency rate fluctuations. Foreign risks will normally be greater when the Fund invests in emerging markets.

•	Counterparty Risk—Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions. Therefore, in those instances in which the Fund enters into OTC derivatives transactions, the Fund will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the Fund will sustain losses and be less likely to achieve its investment objective.

•	Short Selling Risk—In attempting to match the total return of HGIQCO-LEV, the Fund may engage in short selling. Short selling involves leverage of the Fund’s assets and presents various risks. In order to establish a short position in a financial instrument, the Fund must first borrow the instrument from a lender, such as a broker or other institution. The Fund may not always be able to borrow the instrument at a particular time or at an acceptable price. Thus, there is risk that the Fund may be unable to implement its investment strategy due to the lack of available financial instruments or for other reasons.

After selling the borrowed financial instrument, the Fund is then obligated to ‘‘cover’’ the short sale by purchasing and returning the instrument to the lender on a later date. The Fund cannot guarantee that the financial instrument necessary to cover a short position will be available for purchase at the time the Fund wishes to close a short position or, if available, that the instrument will be available at an acceptable price. If the borrowed instrument has appreciated in value, the Fund will be required to pay more for the replacement instrument than the amount it received for selling the instrument short. Moreover, purchasing a financial instrument to cover a short position can itself cause the price of the instrument to rise further, thereby exacerbating the loss. The potential loss on a short sale is unlimited because the loss increases as the price of the instrument sold short increases and the price may rise indefinitely. If the price of a borrowed financial instrument declines before the short position is covered, the Fund may realize a gain. The Fund’s gain on a short sale, before transaction and other costs, is generally limited to the difference between the price at which it sold the borrowed instrument and the price it paid to purchase the instrument to return to the lender.

While the Fund has an open short position, it is subject to the risk that the financial instrument’s lender will terminate the loan at a time when the Fund is unable to borrow the same instrument from another lender. If this happens, the Fund may be required to buy the replacement instrument immediately at the instrument’s then current market price or ‘‘buy in’’ by paying the lender an amount equal to the cost of purchasing the instrument to close out the short position.

Short sales also involve other costs. The Fund must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. In addition, to borrow the financial instrument, the Fund may be required to pay a premium. The Fund also will incur transaction costs in effecting short sales. The amount of any ultimate gain for the Fund resulting from a short sale will be decreased, and the amount of any ultimate loss will be increased, by the amount of premiums, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Until the Fund replaces a borrowed instrument, the Fund will be required to maintain assets with the lending broker as collateral. Thus, short sales involve credit exposure to the broker that executes the short sales. In addition, the Fund is required to designate, on its books or the books of its custodian, liquid assets (less any additional collateral held by the broker) to cover the short sale obligation, marked-to-market daily. The requirement to segregate assets limits the Fund’s leveraging of its investments and the related risk of losses from leveraging. However, such segregation may also limit the Fund’s investment flexibility, as well as its ability to meet redemption requests or other current obligations.

•	Absence of Regulation—In general, there is less governmental regulation and supervision of transactions in the OTC markets (in which swaps and other derivatives may be traded) than of transactions entered into on organized exchanges.

•	Non-Diversification Risk—The Fund is non-diversified, meaning that the Fund is permitted to invest more of its assets in fewer issuers than ‘‘diversified’’ mutual funds. Thus, the Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

•	Industry Concentration Risk—The Fund will not invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries; except that, to the extent one or more Market Factors are concentrated in a particular industry, the Fund also may be concentrated in that industry. The risk of concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject the fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.

•	Credit/Default Risk—The risk that an issuer or guarantor of fixed-income securities (including ETNs) held by the Fund may default on its obligation to pay interest and repay principal. Lower rated securities typically present greater risk of default.

•	Derivative Securities Risk—The Fund may invest in derivative securities, including assets in margin requirements for futures contracts on stock indexes, a variety of swap agreements, options on futures contracts and other financial instruments, such as options on securities and stock index options. These are financial instruments that derive their performance from the performance of an underlying asset, index, interest rate or currency exchange rate. Derivatives can be volatile and involve various types and degrees of risks, depending upon the characteristics of a particular derivative. Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in a derivative could have a large potential impact on the performance of the Fund. The Fund could experience a loss if derivatives do not perform as anticipated, or are not correlated with the performance of other investments which they are used to hedge, or if the Fund is unable to liquidate a position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; (i.e., securities that are not readily marketable). The Fund does not have any limits on its investments in derivative securities, other than the restriction on investing in illiquid securities.

•	Leverage Risk—A derivative contract will obligate or entitle the Fund to deliver or receive an asset or cash payment based on the change in value of one or more securities or indices. To the extent that the Fund invests in derivatives, even a small investment can have a big impact on the Fund’s market exposure. Although the Fund intends to segregate cash or highly liquid securities to cover its economic exposure on derivative contracts, its use of derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices are changing. The Fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the Fund’s holdings or in changes in the value of the components of the HGIQCO-LEV index. The other parties to certain derivative contracts present the same type of default risk as issuers of fixed income securities. Derivatives may also make the Fund’s portfolio less liquid and difficult to value, especially in declining markets, and the counterparty may fail to honor contract terms. Derivatives may also not be available on terms that make economic sense (e.g., they may be too costly).

•	Options and Futures Risk—The Fund may invest in options, futures contracts and options on futures contracts. The Fund also may invest in so-called ‘‘synthetic options’’ or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Fund bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position. The Fund will cover the financial exposure of entering into options or futures contracts by either purchasing or selling offsetting options or futures contracts or designating liquid assets to cover such financial exposure. Under the supervision of the Board of Trustees, the Fund will determine whether investments in options and futures contracts are illiquid. The Fund is restricted to investing no more than 15% of its total assets in securities that are illiquid; (i.e., securities that are not readily marketable).

•	Investing in Small- or Mid-Cap Companies—The Fund may invest in small- or mid-cap companies. If it does so, it may be subject to certain risks associated with small- or mid-cap companies. These companies are often subject to less analyst coverage and may be in early and less predictable periods of their corporate existences. In addition, these companies often have greater price volatility, lower trading volume and less liquidity than larger, more established companies. These companies tend to have smaller revenues, narrower product lines, less management depth and experience, smaller shares of their product or service markets, fewer financial resources and less competitive strength than larger companies.

•	Risk of Investing in Real Estate Instruments—Real estate instruments are subject to risks similar to those associated with direct ownership of real estate, including changes in local and general economic conditions, vacancy rates, interest rates, zoning laws, rental income, property taxes, operating expenses and losses from casualty or condemnation. An investment in a REIT is subject to additional risks, including poor performance by the manager of the REIT, adverse tax consequences, and limited diversification resulting from being invested in a limited number or type of properties or a narrow geographic area.

•	Illiquid Securities Risk—The Fund may invest up to 15% of its net assets in illiquid securities (i.e., securities that are not readily marketable). Illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws) and securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended, but that are deemed to be illiquid, and repurchase agreements with maturities in excess of seven days. The Board or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid. Any security whose resale is restricted can be difficult to sell at a desired time and price. Owning a large percentage of restricted securities could hamper the Fund’s ability to raise cash to meet redemptions. Additionally, in the absence of an established securities market, the Fund may have to estimate the value of restricted securities it holds, which adds a subjective element to valuing the Fund.

•	Tax Risk—Fund’s transactions in derivative securities, including, but not limited to, options, futures contracts, hedging transactions, forward contracts and swap contracts, will be subject to special tax rules (including mark-to-market, constructive sale, wash sale and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could, therefore, affect the amount, timing and character of distributions to the Fund’s shareholders. The Fund’s use of such transactions may result in the Fund realizing more short-term capital gains (subject to tax at ordinary income tax rates) and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions.

•	New Fund Risk—There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Investment Advisor may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without a shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

More information about the Fund’s portfolio securities and investment techniques, and their associated risks, is provided in Appendix A. You should consider the investment risks discussed in this section and in Appendix A. Both are important to your investment choice.

Fund Performance

How The Fund Has Performed

As the Fund had not yet commenced investment operations as of the date of this Prospectus, there is no performance information quoted for the Fund. However, you may request a copy of the Fund’s Annual and Semi-Annual reports once they become available at no charge by calling the Fund at 1-800-    -        .

Fees And Expenses Of The Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.    The Fund imposes no sales charges, redemption fees (other than a 2% fee for redeeming within 7 days of investing), exchange fees, or account fees, although other institutions may charge you a fee for shares you buy through them. Annual Fund operating expenses are paid out of Fund assets, and are reflected in the share price.

SHAREHOLDERS FEES

(Fees Paid Directly From Your Investment)
Redemption Fees[1]	2.00%

ANNUAL FUND OPERATING EXPENSES2

(Fees & Expenses Deducted From Fund Assets)	Service Class Shares
Management Fees	0.[ ]	%
Distribution and/or Service (12b-1) Fees	0.[ ]	%
Other Expenses	0.[ ]	%
Acquired Fund Fees and Expenses[3]	0.[ ]	%
Total Annual Fund Operating Expenses	0.[ ]	%
Fee Waiver and/or Expense Reimbursement	(0.[ ]	)%[4]
Net Expenses	0.[ ]	%
[1]	In order to discourage market timing and other abusive practices, shares that are held less than 7 days are subject to a 2% redemption fee. The Trust may waive this fee under certain circumstances.
[2]	Since the Fund is newly organized, expenses are estimates only for the current fiscal year.
[3]	Amount represents the Fund’s pro rata share of fees and expenses of investing in other funds, including money market funds used for purposes of investing available cash balances. Acquired Fund Fees and Expenses are based on estimated amounts for the current fiscal year.
[4]	The Investment Advisor has contractually agreed, under an Expense Limitation Agreement with the Fund, to reduce its fees and/or absorb expenses to limit the Fund’s total annual operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses and payments, if any, under the Fund’s Rule 12b-1 Plan) to 0.[ ]% of average daily net assets for the Service Class Shares of the Fund. As a result, the Fund’s ‘‘Total Annual Fund Operating Expenses’’ (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) will be limited to 0.[ ]% for the Service Class Shares, as indicated in the table. This contract has a one-year term, renewable at the end of each fiscal year, which occurs on December 31, provided such renewal is approved by the Board of Trustees of the Fund. The Investment Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for three years from the date fees were waived or expenses reimbursed, without causing Fund operating expenses to exceed the applicable expense cap.

Example

The following Example is intended to help you compare the cost of investing in the Fund (without the expense limitations) with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Service Class Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year
$	$

Institutions that invest in Service Class Shares on behalf of their customers may charge other fees directly to their customer accounts in connection with their investments. You should contact your institution for information regarding such charges. Such fees, if any, may affect the return customers realize with respect to their investments.

Certain institutions that invest in Service Class Shares may receive other compensation in connection with the sale and distribution of Service Class Shares or for services to their customers’ accounts and/or the Fund. For additional information regarding such compensation, see ‘‘Shareholder Guide’’ in the Prospectus and ‘‘Distribution of Trust Shares—Additional Information About Service Class Shares’’ in the SAI.

Service Providers

INVESTMENT ADVISOR

The Investment Advisor has been registered as an Investment Advisor with the Securities and Exchange Commission (the ‘‘SEC’’) since August 9, 2007 and is a wholly-owned indirect subsidiary of Financial Development Holdco, LLC, d/b/a IndexIQ (‘‘IndexIQ’’). The Investment Advisor’s principal office is at 800 Westchester Avenue, Suite N611, Rye Brook, NY 10573.

The Investment Advisor provides day-to-day advice regarding the Fund’s portfolio transactions. The Investment Advisor makes the investment decisions for the Fund and places purchase and sale orders for the Fund’s portfolio transactions in U.S. and foreign markets. As permitted by applicable law, these orders may be directed to any brokers, including IndexIQ and its affiliates. While the Investment Advisor is ultimately responsible for the management of the Fund, it is able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management with respect to certain portfolio securities. In addition, the Investment Advisor has access to the research and certain proprietary models developed by IndexIQ.

As described above under ‘‘Fund Investment Objective and Strategies—More Information About the Fund’s Benchmark’’, IndexIQ, the Investment Advisor’s parent company maintains HGIQCO-LEV. Pursuant to an information sharing agreement, the Investment Advisor will obtain on a current basis from IndexIQ certain proprietary information on the components and their relative weights in HGIQCO-LEV, as necessary or appropriate to manage the Fund.

The Investment Advisor also performs the following additional services for the Fund:

•	Supervises all non-advisory operations of the Fund

•	Provides personnel to perform necessary executive, administrative and clerical services to the Fund

•	Arranges for the preparation of all required tax returns, reports to shareholders, prospectuses and statements of additional information and other reports filed with the SEC and other regulatory authorities

•	Maintains the records of the Fund

•	Provides office space and all necessary office equipment and services

Management Fee

As compensation for its services and its assumption of certain expenses, the Investment Advisor is entitled to the following fees, computed daily and payable monthly, at the annual rates (as a percentage of each respective portfolio’s average daily net assets) listed below:

Fund	Management Fee Annual Rate	Average Daily Net Assets
IQ Alpha Hedge Composite	%	All Assets

The Investment Advisor may voluntarily waive any portion of its advisory fee from time to time, and may discontinue or modify any such voluntary limitations in the future at its discretion.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement for the Fund will be available in the Fund’s [annual/semiannual] report in [                        ].

Other Expenses

In addition to the 12b-1 fees (as further described in ‘‘Shareholder Guide—Distribution (12b-1) Fees’’) and the investment advisory fees, the Fund pays all expenses not assumed by the Investment Advisor, including, without limitation, the following: the fees and expenses of its independent accountants and of its legal counsel; the costs of printing and mailing to shareholders annual and semi-annual reports, proxy statements, prospectuses, statements of additional information and supplements thereto; the costs of printing registration statements; Administrator’s fees; Transfer Agent’s fees; bank transaction charges and Custodian’s fees; any proxy solicitors’ fees and expenses; filing fees; any federal, state or local income or other taxes; any interest; any membership fees of the Investment Company Institute and similar organizations; fidelity bond and Trustees’ liability insurance premiums; and any extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

Expense Limitation Agreement

The Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits ‘‘Total Annual Fund Operating Expenses’’ (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.[ ]% of the average daily net assets for the Service Class Shares of the Fund for the fiscal year ending December 31, 2008. The Investment Advisor currently expects that the contractual agreement will continue from fiscal year-to-fiscal year provided such continuance is approved by the Board. The Trust may terminate either Expense Limitation Agreement at any time. The Investment Advisor may also terminate either Expense Limitation Agreement at the end of the then-current term upon not less than 90 days’ notice to the Trust as set forth in the Expense Limitation Agreement. The Investment Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for three years from the date fees were waived or expenses reimbursed, without causing Fund operating expenses to exceed the applicable expense cap.

PORTFOLIO MANAGEMENT

The portfolio manager of the Fund is set forth below.

Name and Title	Fund Responsibility	Years Primarily Responsible	Five Year Employment History
Salvatore Bruno	Portfolio Manager	Since Inception	IIQ, Portfolio Manager (2007 to present); IndexIQ, Senior Vice President (2007 to present); Deutsche Asset Management, Portfolio Manager (2005 to 2007) and Director, Advanced Research and Quantitative Strategies (2003 to 2004).

For more information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Fund, see the SAI.

BOARD OF TRUSTEES

The Fund is a series of the IndexIQ Trust, an open-end management investment company organized as a Delaware statutory trust. The Trustees supervise the operations of the Fund according to applicable state and federal law and are responsible for the overall management of the Fund’s business affairs.

Other Service Providers

FUND ADMINISTRATOR

[                            ] (‘‘Fund Administrator’’ or ‘‘Administrator’’) serves as the administrator for the Fund. The Administrator assists the Trust in the performance of its administrative responsibilities to the Fund and provides the Fund with certain administrative, shareholder reporting functions, and compliance services. For these services, the Administrator is compensated by the Fund pursuant to an Administration Agreement.

TRANSFER AGENT

[                            ] (‘‘Transfer Agent’’) serves as the transfer agent and dividend disbursing agent of the Fund. The Transfer Agent will handle your orders to purchase and redeem shares of the Fund and will disburse dividends paid by the Fund. The Transfer Agent is compensated for its services by the Fund pursuant to a Transfer Agency and Service Agreement.

DISTRIBUTOR

[                            ] (‘‘Distributor’’) is the principal underwriter and distributor of the Fund’s shares and serves as the Fund’s exclusive agent for the distribution of the Fund’s shares. The Distributor may sell the Fund’s shares to or through qualified securities dealers or other approved entities.

CUSTODIAN AND ACCOUNTING AGENT

[                            ] (‘‘Custodian and Accounting Agent’’ or ‘‘Custodian’’) serves as the custodian of the Fund’s assets and, as accounting agent, calculates the Fund’s net asset values.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

[                            ] serves as independent registered public accounting firm for the Fund audits, audits the annual financial statements of the Fund, prepares and/or reviews the Fund’s federal and state tax returns and consults with the Fund on matters of accounting and federal and state income taxation.

LEGAL COUNSEL

Katten Muchin Rosenman LLP serves as legal counsel to the Trust and the Fund.

Shareholder Guide

DISTRIBUTION (12B-1) FEES

The Trust has adopted a Distribution Plan for the Service Class Shares of the Fund. The Distribution Plan has been adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (‘‘1940 Act’’).

The Distribution Plan allows the Fund to use its Service Class assets to reimburse financial intermediaries that provide services relating to Service Class Shares. The Distribution Plan permits reimbursement for expenses in connection with the distribution and marketing of Service Class Shares and/or the provision of shareholder services to Service Class shareholders.

The Distribution Plan permits a Fund to make total reimbursements at an annual rate of up to 0.[    ]% of the Fund’s average daily net assets attributable to its Service Class Shares. Because these fees are paid out of the Fund’s Service Class assets on an ongoing basis, over time they will increase the cost of an investment in Service Class Shares, and Distribution Plan fees may cost an investor more than other types of sales charges.

ARRANGEMENTS WITH SERVICE AGENTS

Service Class Shares of the Fund may be offered through certain brokers and financial intermediaries (‘‘service agents’’) that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Service Class Shares. Service agents may impose additional or different conditions than the Trust on purchases, redemptions or exchanges of Fund shares by their customers. Service agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemptions of Fund shares in addition to any fees charged by the Trust. These additional fees may vary over time and would increase the cost of the customer’s investment and lower investment returns. Each service agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases, redemptions and exchanges. Shareholders who are customers of service agents should consult their service agents for information regarding these fees and conditions.

PRICING SHARES

The net asset value (‘‘NAV’’) of the Fund’s Service Class Shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to that Class, less any liabilities, by the total number of shares outstanding of that Class.

For purposes of calculating the NAV, portfolio securities and other assets for which market quotes are readily available are stated at market value. Market value is generally determined on the basis of the last reported sales prices, or if no sales are reported, based on quotes obtained from a quotation reporting system, established market makers, or pricing services. Certain securities or investments for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to other securities or indices. Short-term investments having a maturity of 60 days or less are generally valued at amortized cost. Exchange traded options, futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board of Trustees or persons acting at their direction.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (‘‘NYSE’’) is closed and an investor is not able to purchase, redeem or exchange shares.

The price at which all purchases and redemptions of a Fund’s shares are effected is based on the next calculation of NAV after the order is placed. Fund shares are valued as of the close of regular trading

(normally 4:00 pm, Eastern time) (the ‘‘NYSE Close’’) on each day that the NYSE is open. Fund shares will not be priced on the days on which the NYSE is closed for trading. For purposes of calculating the NAV, the Fund normally use pricing data for securities available on the NYSE shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV already determined.

In unusual circumstances, the Fund may value securities at fair value or estimate their value as determined in good faith by the Board of Trustees or person acting at their direction. Fair valuation may also be used if extraordinary events occur after the close of the relevant market but prior to the NYSE Close. To prevent ‘‘market timing’’ strategies or for other reasons, the Board of Trustees may elect to update a Fund’s NAV during a period when the NYSE is closed, or when certain securities markets outside the United States are closed. The use of fair value pricing by the Fund indicates that a market price is generally unavailable, and in such situations the Board of Trustees (or a person acting at the Board’s direction) will estimate the value of such security using available information. In such situations, the values assigned to such securities may not necessarily represent amounts which might be realized.

HOW TO PURCHASE SHARES

Investors may purchase Service Class Shares of a Fund at their NAV, based on the next calculation of NAV after the order is placed. Neither the Fund nor the Investment Advisor charges a sales charge, front-end load, or other transaction fee to purchase shares, although other institutions may impose transaction fees on shares purchased through them.

Service Class Shares are offered primarily through broker-dealers and other intermediaries, and the Fund pays service fees and/or distribution fees to those intermediaries for services they provide to Service Class shareholders.

The minimum initial investment for shares of the Service Class is generally [        ] The minimum subsequent investment is $50,000. The Trust may waive the minimum requirement for initial investments or for subsequent investments.

Investors may purchase shares of the Fund through the Distributor or through other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase shares through an investment representative, that party is responsible for transmitting orders by close of business and may have an earlier cut-off time for transactions. The Transfer Agent will purchase Fund shares for your account at the NAV determined after receipt of your wire.

Generally, the Fund will not accept payment by check. For details on the availability of Fund shares and application forms, call 1-800- -    or write to: IndexIQ Funds, P.O. Box [        ].

Verification Of Identity

To help the federal government combat the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations. As a result, a Fund must obtain the following information for each person that opens a new account:

1.	Name

2.	Date of birth (for individuals)

3.	Residential or business street address

4.	Social security number, taxpayer identification number, or other identifying number

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive the minimum identifying information listed above.

Individuals may also be asked for a copy of their driver’s license, passport or other identifying document in order to verify their identity. In addition, it may be necessary to verify an individual’s identity by cross-referencing the identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities, including personal information about the authorized signatories for those corporations and entities.

After an account is opened, a Fund may restrict your ability to purchase additional shares until your identity is verified. A Fund also may close your account and redeem your shares or take other appropriate action if it is unable to verify your identity within a reasonable time.

Avoid Tax Withholding

Each Fund is required to withhold 28% of taxable dividends, capital gains distributions and redemptions paid to individuals who have not provided the Fund with their taxpayer identification number and any required certifications in compliance with IRS rules. Investors must provide their Social Security Number, Employer Identification Number, or other Taxpayer Identification Number on their account application.

Instructions For Opening Or Adding To An Account

Carefully read and complete the Account Opening application. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH). ACH transactions usually clear within 2 to 3 days, but may take up to eight. The Fund does not charge a fee for such transactions, but your bank might charge a wire transfer fee.

Please phone the Fund at 1-800- -    for instructions on opening an account or purchasing additional shares.

Reinvestment Of Dividends And Capital Gains

All dividends and capital gains will be automatically reinvested unless you request otherwise. You can receive them in cash or by electronic funds transfer to your bank account. There are no sales charges for reinvested distributions. Capital gains, if distributed, are distributed at least annually.

Distributions are made on a per-share basis regardless of how long you have owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a taxable distribution. The Fund reserves the right to change or eliminate these privileges at any time with 30 days notice.

Policy On Late Trading

‘‘Late trading’’ is a term commonly used for the practice of executing customer instructions to buy or sell mutual fund shares after the daily deadline (typically 4:00 p.m. New York time) described in this Prospectus.

Under no circumstances will the Fund, the Investment Advisor or their affiliates accept a customer order for the Fund in violation of the terms stated in the Prospectus, nor will they knowingly permit any of their agents to do so. Orders received after 4:00 p.m. will not be executed on the date they are received, rather they will be executed the following business day and at the following day’s NAV. No individual employee of the Investment Advisor or its agents may waive this policy.

Submitting instructions to purchase Fund shares constitutes consent to this policy.

How To Redeem Shares

You may place orders to redeem shares by telephoning 1-800- -    or by emailing [ ].com.

Redemption requests should describe the Fund from which shares will be redeemed, the class (Service) of shares to be redeemed, the number of shares (or dollar-amount) to be redeemed, and your account number. The Administrator and the Transfer Agent will take reasonable care to confirm that instructions are genuine. The Fund, the Investment Advisor, and their affiliated agents will not be liable for any loss, cost, or expense for acting upon telephone or email instructions that are reasonably believed to be genuine. You may also redeem shares by sending a written request to: IndexIQ Funds, PO Box [                    ] .

Your sales price will be the next NAV calculated after the Fund, their Transfer Agent, or your investment representative receives your sell order. If a redemption request is received on a business day prior to 4:00 pm (Eastern time), proceeds will normally be wired to the shareholder within three business days, provided that the Fund’s Custodian is also open for business. Payment may be made up to seven calendar days after receiving a redemption request, if in the Investment Advisor’s opinion, an earlier payment would be detrimental to a Fund. The Fund does not charge for wiring redemption payments.

The Fund may postpone payment for shares at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. If you experience difficulty making a telephone redemption during periods of drastic economic or market change, you can send the Fund your request by regular or express mail.

REDEMPTION IN KIND

The Fund does not intend, under normal circumstances, to redeem their shares by payment in kind. It is possible, however, that conditions may arise in the future, which would, in the opinion of the Board, make it undesirable for the Fund to pay for all redemptions in cash. In such case, the Board may authorize payment to be made in readily marketable portfolio securities of the Fund. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund’s net asset value per share. Shareholders receiving them would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein the Fund committed themselves to pay redemptions in cash, rather than in kind, to any shareholder of record of the Fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of the Fund’s net asset value at the beginning of such period.

ACCOUNTS WITH LOW BALANCES

If a shareholder’s account drops below $100,000, the Fund may close the shareholder’s account. The shareholder will be notified in writing that the value of the account is less than the required amount, and the shareholder will have thirty calendar days to increase the account’s balance. If it is still below $100,000 thirty calendar days after being so notified, the account will be redeemed.

RESTRICTIONS ON EXCESSIVE TRADING PRACTICES

Policies and Procedures on Excessive Trading Practices.    In accordance with the policy adopted by the Board of Trustees, the Trust discourages frequent purchases and redemptions of Fund shares and does not permit market-timing or other excessive trading practices. Purchases and exchanges should be made with a view to longer-term investment purposes only that are consistent with the investment policies and practices of the Fund. Excessive, short-term (market-timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders. The Trust and the Investment Advisor reserve the right to reject or restrict purchase or exchange requests from any investor. The Trust and the Investment Advisor will not be liable for any loss resulting from rejected purchase or exchange orders. To minimize harm to the Trust and its shareholders (or the Investment Advisor), the Trust (or the Investment Advisor) will exercise these rights if, in the Trust’s (or the Investment Advisor’s) judgment, an investor has a history of excessive trading or if an investor’s trading, in the judgment of the Trust (or the

Investment Advisor), has been or may be disruptive to the Fund. In making this judgment, trades executed in multiple accounts under common ownership or control may be considered together to the extent they can be identified. No waivers of the provisions of the policy established to detect and deter market-timing and other excessive trading activity are permitted that would harm the Trust or its shareholders or would subordinate the interest of the Trust or its shareholders to those of the Investment Advisor or any affiliated person or associated person of the Investment Advisor.

To deter excessive shareholder trading, the Fund described in this Prospectus imposes a redemption fee on redemptions made within seven calendar days of purchase subject to certain exceptions. As a further deterrent to excessive trading, many foreign equity securities held by the Fund are priced by an independent pricing service using fair valuation. For more information on fair valuation, please see ‘‘—Pricing Shares.’’

Pursuant to the policy adopted by the Board of Trustees of the Trust, the Investment Advisor has developed criteria that it uses to identify trading activity that may be excessive. The Investment Advisor reviews on a regular, periodic basis available information relating to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Investment Advisor, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. Consistent with the standards described above, if, in its judgment, the Investment Advisor detects excessive, short term trading, the Investment Advisor is authorized to reject or restrict a purchase or exchange request and may further seek to close an investor’s account with the Fund. The Investment Advisor may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Investment Advisor will apply the criteria in a manner that, in the Investment Advisor’s judgment, will be uniform.

Fund shares may be held through omnibus arrangements maintained by intermediaries such as broker-dealers, investment advisers, transfer agents, administrators and insurance companies. In addition, Fund shares may be held in omnibus 401(k) plans, employee benefit plans and other group accounts. Omnibus accounts include multiple investors and such accounts typically provide the Fund with a net purchase or redemption request on any given day where the purchases and redemptions of Fund shares by the investors are netted against one another. The identity of individual investors whose purchase and redemption orders are aggregated are not known by the Fund. A number of these financial intermediaries may not have the capability or may not be willing to apply the Fund’s market timing policies or any applicable redemption fee. While the Investment Advisor may monitor share turnover at the omnibus account level, the Fund’s ability to monitor and detect market timing by shareholders or apply any applicable redemption fee in these omnibus accounts is limited. The netting effect makes it more difficult to identify, locate and eliminate market timing activities. In addition, those investors who engage in market timing and other excessive trading activities may employ a variety of techniques to avoid detection. There can be no assurance that the Fund and the Investment Advisor will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. If necessary, the Trust may prohibit additional purchases of Fund shares by a financial intermediary or by certain of the financial intermediary’s customers. Financial intermediaries may also monitor their customers’ trading activities in the Fund. The criteria used by financial intermediaries to monitor for excessive trading may differ from the criteria used by the Fund. If a financial intermediary fails to cooperate in the implementation or enforcement of the Trust’s excessive trading policies, the Trust may take certain actions including terminating the relationship.

Fund Dividends, Distributions & Taxes

Dividends And Distributions

The Fund distributes all or substantially all of its net investment income to shareholders in the form of dividends. A shareholder begins earning dividends on Fund shares the day after the Trust receives the shareholder’s purchase payment. Dividends paid by the Fund with respect to all classes of shares are calculated in the same manner and at the same time, but dividends on Service Class Shares may be lower than dividends on future classes of Fund shares as a result of the service and/or distribution fees applicable to Service Class Shares.

Net realized long-term and short-term capital gains will be distributed by the Fund at least annually. Net short-term gains may be paid more frequently. A Fund’s dividend and capital gain distributions with respect to a particular class of shares will automatically be reinvested in additional shares of the same class of the Fund at the NAV unless the shareholder elects to have the distributions paid in cash. A shareholder may elect to have distributions paid in cash on the account application or by submitting a written request, signed by the appropriate signatories, indicating the account number, Fund name and wiring instructions. Shareholders do not pay any sales charges on shares received through the reinvestment of Fund distributions.

Distributions are made on a per share basis regardless of how long shares have been owned. Therefore, if you invest shortly before a distribution date, some of your investment may be returned to you in the form of a distribution, which may be taxable to you.

If a purchase order for shares is received prior to 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, dividends will accrue starting that day. If a purchase order is received after 12:00 noon, Eastern time, and payment in federal funds is received by the Transfer Agent by the close of the federal funds wire on the day the purchase order is received, or as otherwise agreed to by the Trust, the order will be effected at that day’s NAV, but dividends will not begin to accrue until the following business day.

The Fund reserves the right to change or eliminate these privileges at any time with 60 days’ notice.

Taxes

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions relating to the Fund:

Transaction	Federal tax status
Redemption of shares	Usually capital gain or loss; long-term capital gain only if shares owned more than one year
Long-term capital gain distributions	Long-term capital gain
Dividends	Ordinary income

Dividends and long-term capital gain distributions are taxable whether paid in cash or reinvested in Fund shares.

Dividends are taxable as ordinary income. Dividends paid by the Fund generally are not expected to qualify for taxation at preferential federal income tax rates (for non-corporate shareholders) or for the dividends-received deduction (for corporate shareholders). Long-term capital gain distributions are taxable to you as long-term capital gains regardless of how long you have owned your shares. You may want to avoid buying shares when the Fund is about to declare a capital gain distribution or a dividend, because it will be taxable to you even though it may represent a return of a portion of your investment.

After the end of each year, the applicable Fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the Fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.

Because each shareholder’s circumstances are different, you should consult your tax adviser about your investment in the Fund.

Financial Highlights

Because the IQ Alpha Hedge Composite Fund is new, there is no financial or performance information included in this Prospectus for the Fund. You may request this information, when it becomes available, at no charge by calling the Fund at 1-800-            -            . Please note that certain financial information about the Fund is included under the caption ‘‘Financial Statements’’ in the Statement of Additional Information.

Privacy Policy

The following notice does not constitute part of the Prospectus, nor is it incorporated into the Prospectus.

The Fund, its affiliates or agents may, in the course of conducting business, obtain nonpublic information about you from several sources. These sources may include, but are not limited to:

–	Information received about you on account applications or other forms

–	Information you give verbally

–	Transactions with the Fund

The Fund and its affiliates will not disclose any nonpublic information about an investor without the investor’s prior authorization, except as permitted by law or if compelled to do so by a government agency. The Board of Trustees or the Fund limit access to account information to those agents of the Fund who need to know that information in order to provide service to our investors. The Board of Trustees or the Fund, and their agents and affiliates may also disclose information to third parties, including, but not limited to, custodians and transfer agents, to facilitate their providing their services.

Appendix A Additional Information on Portfolio Risks, Securities and Techniques

A. Portfolio Risks

Appendix A provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks. Additional information is provided in the SAI, which is available upon request. Among other things, the SAI describes certain fundamental investment restrictions that cannot be changed without shareholder approval. You should note, however, that all investment objectives and all investment policies not specifically designated as fundamental are non-fundamental, and may be changed without shareholder approval. If there is a change in the Fund’s investment objective, you should consider whether the Fund remains an appropriate investment in light of your then current financial position and needs.

Index Risk.    The Fund’s return may not match the return of HGIQCO-LEV for a number of reasons. For example, the Fund incurs a number of operating expenses not applicable to HGIQCO-LEV, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of HGIQCO-LEV. The Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Since the Fund must gain exposure to the Market Factors of HGIQCO-LEV through investments in swaps, futures or other derivative positions, the Fund’s return may not necessarily correlate to the return of HGIQCO-LEV, as would be the case if a Fund were able to invest directly in the Market Factors.

In addition, for the reasons listed below, there is no assurance that HGIQCO-LEV will track hedge fund returns; instead, the index should be viewed as an independent asset that is expected to display a pattern of returns over time that broadly resembles the pattern of beta returns of hedge funds as a broad asset class:

•	While HGIQCO-LEV consists of multiple liquid Component Factors, hedge funds may invest in a much broader range of more geographically diverse and less liquid assets.

•	The HGIQCO-LEV algorithm’s return mapping is based on historical data regarding the Component Factors and hedge fund returns. Hedge fund strategies can be dynamic and unpredictable, and the HGIQCO-LEV algorithm used to estimate hedge fund asset allocation may not yield an accurate estimate of the then current allocation. Past and current levels of the Component Factors and hedge fund returns are not necessarily indicative of future levels and returns. Furthermore, even if historic returns prove to be a reliable indicator of future returns in one or more periods during the term of the investments, the HGIQCO-LEV algorithm may not continue to effectively identify such returns.

•	HGIQCO-LEV is subject to a constraint on the weightings of the Component Factors while hedge fund returns may reflect the performance of leveraged investments. Accordingly, to the extent the Fund tracks HGIQCO-LEV the Fund may be exposed to less leverage than hedge funds in general are then currently employing.

•	HGIQCO-LEV has a fixed volatility target, which may be lower or higher than a diversified hedge fund portfolio. Accordingly, HGIQCO-LEV may be exposed to more or less risk than hedge funds as an asset class. In addition, this volatility target may itself not be achieved and the actual volatility of HGIQCO-LEV may be substantially higher or lower than the fixed volatility target. To the extent the Fund tracks HGIQCO-LEV, these risks could also apply to an investment in the Fund.

Currently, HGIQCO-LEV has no actual historical performance data. As the index is new and limited actual historical performance data exists, an investment in the Fund may involve greater risk than the investment linked to an index with a proven track record. The absence of a track record with respect to HGIQCO-LEV is particularly significant because the algorithm underlying the index is based on historical trends in returns to date that may or may not be repeated in the future.

Investors should also be aware that IndexIQ does not guarantee:

•	the continuity in the calculation, formulation and circulation of HGIQCO-LEV;

•	the continuity in the calculation methods and compilation of HGIQCO-LEV and of any of the related formula or formulae, constituent indexes and factors that are used as at the date of this Prospectus; or

•	the precision, integrity or lack of errors in the composition or calculation of HGIQCO-LEV.

Risks of Derivative Investments.    The Fund’s transactions, if any, in options, futures, options on futures, swaps and foreign currency transactions involve additional risk of loss. Loss can result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged, the potential illiquidity of the markets for derivative instruments, the failure of the counterparty to perform its contractual obligations, or the risks arising from margin requirements and related leverage factors associated with such transactions. The use of these management techniques also involves the risk of loss if the Investment Advisor is incorrect in its expectation of fluctuations in securities prices, interest rates, currency prices or credit events. The Fund may also invest in derivative instruments for non-hedging purposes (such as to seek to increase the Fund’s exposure to one or more of the Market Factors of HGIQCO-LEV). Investing for non-hedging purposes may be considered a speculative practice and presents even greater risk of loss.

Risks of Illiquid Securities.    The Fund may invest up to 15% of its net assets in illiquid securities which cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	Both domestic and foreign securities that are not readily marketable

•	Repurchase agreements and time deposits with a notice or demand period of more than seven days

•	Certain over-the-counter options

•	Certain swap transactions

•	Certain restricted securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid because it is so-called ‘‘4(2) commercial paper’’ or is otherwise eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (‘‘144A Securities’’).

Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that qualified institutional buyers become for a time uninterested in purchasing these restricted securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists. Securities purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to events relating to the issuer of the securities, markets events, economic conditions or investor perceptions. If this occurs, the value of those securities may drop and the Fund’s aggregate investments in illiquid securities may exceed the 15% cap. The Fund will not purchase additional illiquid securities if the percentage of illiquid securities that it holds exceed 15% of its net assets.

Risks of Foreign Investments.    The Fund may make foreign investments. Foreign investments involve special risks that are not typically associated with U.S. dollar denominated or quoted securities of U.S. issuers. Foreign investments may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to such investments and changes in exchange control regulations (e.g., currency blockage). A decline in the exchange rate of the currency (i.e., weakening of the currency against the U.S. dollar) in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security.

Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

Foreign issuers are not generally subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a U.S. issuer. In addition, there is generally less government regulation of foreign markets, companies and securities dealers than in the United States and the legal remedies for investors may be more limited than the remedies available in the United States.

Foreign securities markets may have substantially less volume than U.S. securities markets and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers. Furthermore, with respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains distributions), limitations on the removal of funds or other assets from such countries, and risks of political or social instability or diplomatic developments which could adversely affect investments in those countries.

Risks of Emerging Countries.    The Fund may invest in securities of issuers located in emerging countries. The risks of foreign investment are heightened when the issuer is located in an emerging country. Emerging countries are generally located in the Asia and Pacific regions, the Middle East, Eastern Europe, Central and South America and Africa.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees which may limit investment in such countries or increase the administrative costs of such investments.

Many emerging countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging countries.

Many emerging countries are subject to a substantial degree of economic, political and social instability. Investing in emerging countries involves greater risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

The Fund’s investment in emerging countries may also be subject to withholding or other taxes, which may be significant and may reduce the return from an investment in such countries to the Fund.

The small size and inexperience of the securities markets in certain emerging countries and the limited volume of trading in securities in those countries may make the Fund’s investments in such countries less liquid and more volatile than investments in countries with more developed securities markets (such as the United States, Japan and most Western European countries). Because of the lack of sufficient market liquidity, the Fund may incur losses because it will be required to effect sales at a disadvantageous time and only then at a substantial drop in price. Investments in emerging countries may be more difficult to price precisely because of the characteristics discussed above and lower trading volumes.

The Fund’s use of foreign currency management techniques in emerging countries may be limited. The Investment Advisor anticipates that a significant portion of the Fund’s currency exposure in emerging countries may not be covered by these techniques.

Credit/Default Risks.    Debt securities purchased by the Fund may include securities (including zero coupon bonds) issued by the U.S. government (and its agencies, instrumentalities and sponsored enterprises), foreign governments, domestic and foreign corporations, banks and other issuers. Some of these fixed-income securities are described in the next section below. Further information is provided in the SAI.

Debt securities rated BBB or higher by Standard & Poor’s Rating Group (‘‘Standard & Poor’s’’), or Baa or higher by Moody’s Investors Service, Inc. (‘‘Moody’s’’) or having a comparable rating by another NRSRO are considered ‘‘investment grade.’’ Securities rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. A security will be deemed to have met a rating requirement if it receives the minimum required rating from at least one such rating organization even though it has been rated below the minimum rating by one or more other rating organizations, or if unrated by such rating organizations, the security is determined by the Investment

Advisor to be of comparable credit quality. A security satisfies the Fund’s minimum rating requirement regardless of its relative ranking (for example, plus or minus) within a designated major rating category (for example, BBB or Baa). If a security satisfies the Fund’s minimum rating requirement at the time of purchase and is subsequently downgraded below that rating, the Fund will not be required to dispose of the security. If a downgrade occurs, the Investment Advisor will consider which action, including the sale of the security, is in the best interest of the Fund and its shareholders.

The Fund will not invest in fixed-income securities rated BB or Ba or below (or comparable unrated securities) which are commonly referred to as ‘‘junk bonds.’’ Junk bonds are considered speculative and may be questionable as to principal and interest payments. To the extent that the rating assigned to a security in the Fund’s portfolio is downgraded by a rating organization, the market price and liquidity of such security may be adversely affected.

Temporary Investment Risks.    The Fund may, for temporary defensive purposes or when investments in the Market Factors do not comprise 100% of the Fund’s assets, invest a certain percentage of its total assets in:

•	Cash and cash equivalents

•	U.S. government securities

•	Commercial paper rated at least A-2 by Standard & Poor’s, P-2 by Moody’s or having a comparable rating by another NRSRO

•	Certificates of deposit

•	Bankers’ acceptances

•	Repurchase agreements

•	Non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year

When the Fund’s assets are invested in such instruments, the Fund may not be achieving its investment objective.

B. Portfolio Securities and Techniques

This section provides further information on certain types of securities and investment techniques that may be used by the Fund, including their associated risks.

The Fund may purchase other types of securities or instruments similar to those described in this section if otherwise consistent with the Fund’s investment objective and policies. Further information is provided in the SAI, which is available upon request.

Other Investment Companies.    The Fund may invest in securities of other investment companies, including ETFs, subject to statutory limitations prescribed by the Investment Company Act. These limitations include in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in securities of all investment companies. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETFs and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs.

The use of ETFs is intended to help the Fund match the total return of HGIQCO-LEV, although that may not be the result. Most ETFs are investment companies whose shares are purchased and sold on a securities exchange. An ETF represents a portfolio of securities designed to track a particular market segment or index. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange-traded) that has the same investment objectives, strategies, and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. Moreover, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of an ETF will continue to be met or remain unchanged.

Upon meeting certain conditions, the Fund may also invest in money market funds beyond the statutory limits described above. In addition, pursuant to an exemptive order obtained from the SEC or under an exemptive rule adopted by the SEC, other investment companies in which the Fund may invest include money market funds which the Investment Advisor or any of its affiliates serves as investment adviser, administrator or distributor.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

U.S. Government Securities.    The Fund may invest in U.S. Government Securities. U.S. Government Securities include U.S. Treasury obligations and obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may be supported by (i) the full faith and credit of the U.S. Treasury; (ii) the right of the issuer to borrow from the U.S. Treasury; (iii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer; or (iv) only the credit of the issuer. U.S. Government Securities also include Treasury receipts, zero coupon bonds and other stripped U.S. Government Securities, where the interest and principal components of stripped U.S. Government Securities are traded independently. U.S. Government Securities may also include Treasury inflation-protected securities whose principal value is periodically adjusted according to the rate of inflation.

Total Return Swaps, Index Swaps and Options on Swaps.    Total return swaps give the Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms.

Equity Swaps.    The Fund may invest in equity swaps. Equity swaps allow the parties to a swap agreement to exchange the dividend income or other components of return on an equity investment (for example, a group of equity securities or an index) for a component of return on another non-equity or equity investment. For example, in a typical equity index swap, the Fund may receive the appreciation (or depreciation) of an index from a counterparty in exchange for the payment of a fee or a different component of return.

An equity swap may be used by the Fund to get exposure to one or more Market Factors. Equity swaps are derivatives and their value can be very volatile. To the extent that the Investment Advisor does not accurately analyze and predict the potential relative fluctuation of the components swapped with another party, the Fund may suffer a loss, which may be substantial. The value of some components of an equity swap (such as the dividends on a common stock) may also be sensitive to changes in interest rates. Furthermore, the Fund may suffer a loss if the counterparty defaults. Because equity swaps are normally illiquid, the Fund may be unable to terminate its obligations when desired.

Risks of Short Selling.    In attempting to match the total return of HGIQCO-LEV, the Fund may engage in short selling. In these transactions, the Fund sells a financial instrument it does not own in anticipation of a decline in the market value of the instrument, then must borrow the instrument to make delivery to the buyer. The Fund is obligated to replace the financial instrument borrowed by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the instrument was sold by the Fund, which may result in a loss or gain, respectively. Unlike purchasing, a financial instrument like a stock, where potential losses are limited to the purchase price and there is no upside limit on potential gain, short sales involve no cap on maximum losses, while gains are limited to the price of the stock at the time of the short sale.

The Fund may, during the term of any short sale, withdraw the cash proceeds of such short sale and use these cash proceeds to purchase additional securities or for any other Fund purposes. Because cash proceeds are Fund assets which are typically used to satisfy the collateral requirements for the short sale, the reinvestment of these cash proceeds may require the Fund to post as collateral other securities that it owns. If the Fund reinvests the cash proceeds, the Fund might be required to post an amount greater than its net assets (but less than its total assets) as collateral. For these or other reasons, the Fund might be required to liquidate long and short positions at times that may be disadvantageous to the Fund.

The Fund also may make short sales against the box, in which the Fund enters into a short sale of a financial instrument which it owns or has the right to obtain at no additional cost.

Futures Contracts and Options on Futures Contracts.    Futures contracts are standardized, exchange-traded contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. A futures contract may be based on particular securities, foreign currencies, securities indices and other financial instruments and indices.

The Fund will engage in futures transactions on both U.S. and foreign exchanges in an effort to gain exposure to the Market Factors of HGIQCO-LEV. The Fund may also purchase and sell futures contracts, and purchase and write call and put options on futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent the Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selections and duration in accordance with its investment objective and policies. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term ‘‘commodity pool operator’’ under the Commodity Exchange Act, and therefore is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts and related options present the following risks:

•	While the Fund may benefit from the use of futures and options on futures, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance than if the Fund had not entered into any futures contracts or options transactions.

•	Because perfect correlation between a futures position and a portfolio position that is intended to be protected is impossible to achieve, the desired protection may not be obtained and the Fund may be exposed to additional risk of loss.

•	The loss incurred by the Fund in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures trading, a relatively small price movement in a futures contract may result in substantial losses to the Fund.

•	Futures contracts and options on futures may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	Foreign exchanges may not provide the same protection as U.S. exchanges.

As an investment company registered with the SEC, the Fund must ‘‘set aside’’ (often referred to as ‘‘asset segregation’’) liquid assets, or engage in other SEC − or staff-approved measures to ‘‘cover’’ open positions with respect to its transactions in futures contracts. The Fund will set aside liquid assets equal to the full notional value of the futures contracts while the positions are open. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Commodity-Linked Securities.    The Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as ETNs, which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Foreign Currency Transactions.    The Fund may, to the extent consistent with its investment policies, purchase or sell foreign currencies on a cash basis or through forward contracts. A forward contract involves an obligation to purchase or sell a specific currency at a future date at a price set at the time of the contract. The Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of HGIQCO-LEV. The Fund may also engage in foreign currency transactions for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates. The Fund may also enter into such transactions to seek to increase total return, which is considered a speculative practice.

Currency exchange rates may fluctuate significantly over short periods of time, causing, along with other factors, the Fund’s NAV to fluctuate (when the Fund’s NAV fluctuates, the value of your shares may go up or down). Currency exchange rates also can be affected unpredictably by the intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad.

The market in forward foreign currency exchange contracts and other privately negotiated currency instruments offers less protection against defaults by the other party to such instruments than is available for currency instruments traded on an exchange. Such contracts are subject to the risk that the counterparty to the contract will default on its obligations. Since these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or could force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Lending of Portfolio Securities.    The Fund may engage in securities lending. Securities lending involves the lending of securities owned by the Fund to financial institutions such as certain broker-dealers including, as permitted by the SEC, IndexIQ. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit in an amount at least equal to the market value of the securities loaned. Cash collateral may be invested by the Fund in short-term investments, including registered and unregistered investment pools managed by the Investment Advisor, its affiliates or the Fund’s custodian and from which the Investment Advisor or its affiliates may receive fees. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and the Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral. If the Investment Advisor determines to make securities loans, the value of the securities loaned may not exceed 33 1/3% of the value of the total assets of the Fund (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations described elsewhere in this Prospectus regarding investments in fixed-income securities and cash equivalents.

The Fund may lend its securities to increase its income. The Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent.

Corporate Debt Obligations.    Corporate debt obligations include bonds, notes, debentures, commercial paper and other obligations of corporations to pay interest and repay principal. The Fund may invest in corporate debt obligations issued by U.S. and certain non-U.S. issuers which issue securities denominated in the U.S. dollar (including Yankee and Euro obligations). In addition to obligations of corporations, corporate debt obligations include securities issued by banks and other financial institutions and supranational entities (i.e., the World Bank, the International Monetary Fund, etc.).

Borrowings.    The Fund can borrow money from banks and other financial institutions in amounts not exceeding one-third of its total assets for temporary or emergency purposes. The Fund may not make additional investments if borrowings exceed 5% of its total assets.

IQ Alpha Hedge Composite Fund Prospectus (Service Class Shares)

FOR MORE INFORMATION

Annual/Semi-annual Report

Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual reports to shareholders. In the Fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year. Before the date of this Prospectus the IQ Alpha Hedge Composite Fund had not commenced operations. The annual report for the fiscal year ended [            ] will become available to shareholders in [                    ].

Statement of Additional Information

Additional information about the Fund and its policies is also available in the Fund’s SAI. The SAI is incorporated by reference into this Prospectus (is legally considered part of this Prospectus).

The Fund’s annual and semi-annual reports (when available) and the SAI are available free upon request by calling IndexIQ at 1-800-[toll free number]. You can also access and download the annual and semi-annual reports and the SAI at the Fund’s website: http://www.[                                ].

To obtain other information and for shareholder inquiries:

By telephone:	1-800-[ ]

By mail:	IndexIQ Trust 800 Westchester Avenue, Ste N611 Rye Brook, NY 10573

On the Internet:	SEC Edgar database: http://www.sec.gov ; or www.[ ].com

You may review and obtain copies of Fund documents (including the SAI) by visiting the SEC’s public reference room in Washington, D.C. You may also obtain copies of Fund documents, after paying a duplicating fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102 or by electronic request to: publicinfo@sec.gov. Information on the operation of the public reference room may be obtained by calling the SEC at (202) 942-8090.

IIQ®, IndexIQ® and IQShares® are registered service marks of IndexIQ. Rules-Based Alpha™, RiskShares™, HedgeIQ™, HedgeIQ Shares™ and HedgeShares™ are trademarks of IndexIQ.

The Fund’s investment company registration number is 811-22185.

PRELIMINARY STATEMENT OF ADDITIONAL INFORMATION
DATED                , 2008
SUBJECT TO COMPLETION

The information in this statement of additional information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This statement of additional information is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED                2008

IQ ALPHA HEDGE COMPOSITE FUND
SERVICE CLASS SHARES

INDEXIQ TRUST
800 Westchester Avenue, Suite N611
Rye Brook, NY 10573

This Statement of Additional Information (the ‘‘Additional Statement’’ or ‘‘SAI’’) is not a Prospectus. This Additional Statement should be read in conjunction with the Prospectuses for the Service Class Shares of IQ Alpha Hedge Composite Fund dated                , 2008 (the ‘‘Prospectus’’), as it may be further amended and/or supplemented from time to time, which may be obtained without charge from IndexIQ Advisors, LLC (the ‘‘Investment Advisor’’ or ‘‘IIQ’’) by calling the telephone number, or writing to one of the addresses, listed below or from institutions (‘‘Service Organizations’’) acting on behalf of their customers.

The Fund’s annual report (when available) may be obtained upon request and without charge by calling IIQ toll free at 800-[                        ].

IIQ®, IndexIQ® and IQShares® are a registered service marks of IndexIQ.Rules-Based Alpha™, RiskShares™, HedgeIQ™, HedgeIQ Shares™ and HedgeShares™ are trademarks of IndexIQ.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS

APPENDIX B 2007 ISS INTERNATIONAL PROXY VOTING GUIDELINE SUMMARY

i

INTRODUCTION

IndexIQ Trust (the ‘‘Trust’’) is a non-diversified, open-end, management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated February 20, 2008. The following series of the Trust is described in this Additional Statement: IQ Alpha Hedge Composite Fund (the ‘‘Fund’’).

The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Fund. Additional series may be added in the future from time to time. The Fund currently offers one class of shares: the Service Class Shares. See ‘‘Shares of the Trust.’’

IndexIQ Advisors, LLC (the ‘‘Investment Advisor’’ or ‘‘IIQ®’’) serves as the Investment Advisor to the Fund. The Investment Advisor has been registered as an investment adviser with the Securities and Exchange Commission (‘‘SEC’’) since August 9, 2007.

The following information relates to and supplements the description of the Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Fund’s investment objective and policies. Investing in the Fund entails certain risks and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.

INVESTMENT OBJECTIVES AND POLICIES

The Fund has a distinct investment objective and policies. There can be no assurance that the Fund’s objective will be achieved. The Fund is a non-diversified, open-end management company (as defined in the Investment Company Act of 1940, as amended (the ‘‘Act’’)). The investment objective and policies of the Fund, and the associated risks of the Fund, are discussed in the Fund’s Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. Additional information about the Fund, its policies, and the investment instruments it may hold, is provided below.

The Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. The Fund should not be relied upon as a complete investment program.

The following discussion supplements the information in the Fund’s Prospectus.

General Information Regarding The Fund

As described in the Prospectus, the Fund seeks to achieve investment results that correspond to the total return of the HedgeIQ Leveraged Composite Index (‘‘HGIQCO-LEV’’), a proprietary index of Financial Development Holdco LLC, the parent company of the Investment Advisor doing business as IndexIQ® (‘‘IndexIQ’’). HGIQCO-LEV seeks to approximate the beta component for leveraged hedge fund returns resulting from the composite performance of a variety of hedge fund investment styles. HGIQCO-LEV seeks to provide superior returns relative to the Standard & Poor’s® 500 Composite Stock Price Index (the ‘‘S&P 500 Index’’) with lower volatility than, and low correlation to, the S&P 500 Index. IndexIQ has developed and maintains a series of hedge fund replication strategies (each a ‘‘Strategy’’ and collectively ‘‘Strategies’’) to approximate the total returns of the certain hedge fund indexes. Each Strategy consists of a basket of ETFs that IndexIQ has determined best represent the ‘‘beta’’ exposure to factors that drive hedge fund returns (‘‘Market Factors’’).

Annually, IndexIQ reviews the basket of ETFs for each Strategy to ensure that the basket best represents the hedge fund indexes’ beta exposures and may add or delete ETFs as deemed necessary by IndexIQ. This selection process takes place in the first quarter of each calendar year. Any factor additions or deletions become effective on the first business day of the second calendar quarter of each year and are then unchanged until the next annual review.

Monthly, IndexIQ applies an algorithm using objective rules to re-weight the ETFs for each Strategy. The algorithm uses the most recently available hedge fund and ETF performance data to recalculate the exposure for the following month of each of the ETFs. The rebalancing of each strategy takes place in the middle of each month. The weight of each ETF may be positive or negative and may be subject to certain percentage limitations, which may change. The sum of the ETFs may not equal 100% of each Strategy value at any time, with the result that the Strategy returns may be derived in part from cash returns.

IndexIQ then employs a proprietary algorithm to weight the Strategies to achieve the objective of providing superior returns relative to the S&P 500 Index with lower volatility than, and low correlation to, the S&P 500 Index. The resulting weight assigned to the Strategies are multiplied by the weights assigned to the ETFs within the Strategy to arrive at the ETF weights (the ‘‘Component Factors’’). To amplify the returns, HGIQCO-LEV will employ leverage totaling 100% of the portfolio. Each Component Factor weight will be equal to 2X its notional amount. The sum of all Component Factor weights will be 200%. This algorithm operates in accordance with a set of pre-determined rules which determine the composition of HGIQCO-LEV and the weights to be given to the Component Factors. IndexIQ does not perform a discretionary management role with respect to weights of the Component Factors.

The Investment Advisor selects the Fund’s investment with the goal of reproducing the aggregate price and yield performance of HGIQCO-LEV.

The following is further discussion concerning particular instruments in which the Fund may invest and investment strategies that the Fund may use.

Other Investment Companies

The Fund reserves the right to invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies (including exchange-traded funds (‘‘ETFs’’)), but may neither invest more than 5% of its total assets in the securities of any one investment company nor acquire more than 3% of the voting securities of any other investment company. Many ETFs, however, have obtained exemptive relief from the SEC to permit unaffiliated funds to invest in the ETFs’ shares beyond these statutory limitations, subject to certain conditions and pursuant to a contractual arrangement between the ETF and the investing funds. The Fund may rely on these exemptive orders to invest in unaffiliated ETFs. Upon meeting certain conditions, the Fund may also invest in money market funds beyond the statutory limits described above. The Fund’s investment in ETFs is a principal investment strategy.

The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by investment companies in which it invests in addition to the management fees (and other expenses) paid by the Fund. Although the Fund does not expect to do so in the foreseeable future, the Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment objective, policies and fundamental restrictions as the Fund.

ETFs are shares of unaffiliated investment companies issuing shares which are traded like traditional equity securities on a national stock exchange. Typically, the Fund would purchase ETF shares in order to obtain exposure to the Market Factors while maintaining flexibility to meet liquidity needs of the Fund. When used in this fashion, ETF shares may enjoy several advantages over futures and other investment alternatives. For example, depending on market conditions, the holding period, and other factors, ETF shares can be less costly. In addition, ETF shares generally can be purchased for smaller sums than corresponding contracts and offer exposure to market sectors and styles for which there is no suitable or liquid futures contract. An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies, and policies. In addition, an ETF may fail to accurately track the market segment or index that underlies its investment objective. The price of an ETF can fluctuate, and the Fund could lose money investing in an ETF. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (i) the market price of the ETF’s shares may trade at a premium or discount to their net asset value; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or

(iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange, or the activation of market-wide ‘‘circuit breakers’’ (which are tied to large decreases in stock prices) halts stock trading generally.

U.S. Government Securities

As a principal strategy, the Fund may invest in U.S. Government Securities having maturities of less than 397 days (‘‘short-term government bonds’’). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. government will provide financial support to the U.S. government agencies, instrumentalities or sponsored enterprises in the future.

U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. In the absence of a suitable secondary market, such participations are regarded as illiquid.

The Fund may also purchase U.S. Government Securities that are not short-term government bonds and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (‘‘STRIPS’’). The Fund may also invest in zero coupon U.S. Treasury Securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury Securities. A zero coupon security pays no interest to its holder during its life and its value consists of the difference between its face value at maturity and its cost. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Total Return Swaps, Options on Swaps, Index Swaps, Currency Swaps and Interest Rate Swaps, Caps, Floors and Collars

The Fund may enter into total return, index and interest rate swaps and other interest rate swap arrangements such as rate caps, floors and collars in an attempt to match the returns one or more of the Component Factors that comprise HGIQCO-LEV. For the same purposes, the Fund may also enter into currency swaps. Currency swaps involve the exchange by the Fund with another party of their respective rights to make or receive payments in specified currencies. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, such as an exchange of fixed rate payments for floating rate payments. Index swaps involve the exchange by the Fund with another party of the respective amounts payable with respect to a notional principal amount at interest rates equal to two specified indices. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for the payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed-upon terms. Total return swaps, index swaps and swaptions are a part of the Fund’s principal investment strategies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates. The use of currency swaps and interest rate swaps, caps, floors and collars are not principal investment strategies of the Fund.

A great deal of flexibility is possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and index swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return and index swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return and index swaps is normally limited to the net amount of interest payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return or index swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for the gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. To the extent that the Fund’s exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund and the Investment Advisor believe that swaps do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into transactions involving swaps, caps, floors or collars unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor.

The use of swaps, swaptions and interest rate caps, floors and collars is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If an Investment Advisor is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of a Fund would be less favorable than it would have been if this investment technique were not used. The Investment Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Fund’s transactions in swaps, swaptions, caps, floors and collars.

Equity Swaps

As a part of its principal investment strategy, the Fund may enter into equity swaps in an attempt to match the returns of the Component Factors that comprise HGIQCO-LEV. The counterparty to an equity swap contract will typically be a bank, investment banking firm or broker/dealer. Equity swap contracts may be structured in different ways. For example, a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in particular stocks (or an index of stocks), plus the dividends that would have been received on those stocks. In these cases, the Fund may agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on the equity swap contract should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. In other cases, the counterparty and the Fund may each agree to pay the other the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or indices of stocks).

The Fund will generally enter into equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of an equity swap contract or periodically during its term. Equity swaps normally do not involve the delivery of securities or other underlying assets.

Accordingly, the risk of loss with respect to equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any. Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets to cover the Fund’s exposure, the Fund and its Investment Advisor believes that transactions do not constitute senior securities under the Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

The Fund will not enter into swap transactions unless the unsecured commercial paper, senior debt or claims paying ability of the other party thereto is considered to be investment grade by the Investment Advisor. The Fund’s ability to enter into certain swap transactions may be limited by tax considerations.

Short Sales

The Fund may engage in short sales as a part of its principal investment strategy, including short sales against the box. In a short sale, the seller sells a borrowed financial instrument and has a corresponding obligation to the lender to return the identical instrument. The seller does not immediately deliver the financial instruments sold and is said to have a short position in those instruments until delivery occurs. While a short sale is made by selling an instruments the seller does not own, a short sale is ‘‘against the box’’ to the extent that the seller contemporaneously owns or has the right to obtain, at no added cost, instruments identical to those sold short. It may be entered into by the Fund, for example, to lock in a sales price for an instrument the Fund does not wish to sell immediately. If the Fund sells financial instruments securities short against the box, it may protect itself from loss if the price of the instruments declines in the future, but will lose the opportunity to profit on such instruments if the price rises.

If the Fund effects a short sale of financial instruments at a time when it has an unrealized gain on the instruments, it may be required to recognize that gain as if it had actually sold the instruments (as a ‘‘constructive sale’’) on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with instruments other than the appreciated instruments held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.

Futures Contracts and Options on Futures Contracts

As a part of its principal investment strategy, the Fund may purchase and sell futures contracts and may also purchase and write call and put options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. The Fund may engage in futures and related option transactions in an attempt to match the returns of the Market Factors and the total return of HGIQCO-LEV. The Fund may also enter into closing purchase and sale transactions with respect to such contracts and options. The Trust, on behalf of the Fund, has claimed an exclusion from the definition of the term ‘‘commodity pool operator’’ under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a pool operator under that Act with respect to the Fund.

Futures contracts entered into by the Fund have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (the ‘‘CFTC’’) or with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.

Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Similarly, those persons may not have the protection of the United States securities laws.

Futures Contracts.    A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).

Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

Hedging Strategies.    Hedging, by use of futures contracts, seeks to establish with more certainty than would otherwise be possible the effective price, rate of return or currency exchange rate on portfolio securities or securities that the Fund owns or proposes to acquire. The Fund may, for example, take a ‘‘short’’ position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of the Fund’s portfolio securities. Similarly, the Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

Options on Futures Contracts.    The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.

The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations.    The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the ‘‘Code’’) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs, require margin deposits and, in certain cases, require the Fund to segregate cash or liquid assets. The Fund may cover its transactions in futures contracts and related options through the segregation of cash or liquid assets or by other means, in any manner permitted by applicable law.

While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions will be impossible to achieve. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Perfect correlation between the Fund’s futures positions and portfolio positions will be difficult to achieve, particularly where futures contracts based on individual equity or corporate fixed-income securities are currently not available. In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Investment Advisor to analyze correctly the futures markets.

Foreign Securities

Under normal circumstances, the Fund will invest in foreign securities as may be necessary in order to achieve exposure to the Component Factors. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear to offer the opportunity for potential long-term growth of capital and income, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to take advantage of foreign stock markets that do not necessarily move in a manner parallel to U.S. markets.

Investing in foreign securities involves certain special risks, including those discussed in the Fund’s Prospectuses and those set forth below, which are not typically associated with investing in U.S. dollar-denominated or quoted securities of U.S. issuers. Investments in foreign securities usually involve currencies of foreign countries. Accordingly, the Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Fund may be subject to currency exposure independent of their securities positions. To the extent that the Fund is fully invested in foreign securities while also maintaining currency positions, it may be exposed to greater combined risk.

Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention by U.S. or foreign governments or central banks or the failure to intervene or by currency controls or political developments in the United States or abroad.

Since foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States.

As described more fully below, the Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. See ‘‘Investing in Emerging Markets,’’ below.

Investing in Emerging Countries.    The securities markets of emerging countries are less liquid and subject to greater price volatility, and have a smaller market capitalization, than the U.S. securities markets. In certain countries, there may be fewer publicly traded securities and the market may be dominated by a few issues or sectors. Issuers and securities markets in such countries are not subject to as extensive and frequent accounting, financial and other reporting requirements or as comprehensive government regulations as are issuers and securities markets in the U.S. Substantially less information may be publicly available about emerging country issuers than is available about issuers in the United States.

Emerging country securities markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership of such securities by a limited number of investors. The markets for securities in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded securities in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the securities markets of developed countries. The limited size of many of these securities markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country securities may also affect the Fund’s ability to accurately value its portfolio securities or to acquire or dispose of securities at the price and time it wishes to do so or in order to meet redemption requests.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed securities markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the securities markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports.

The Fund’s income and, in some cases, capital gains from foreign stocks and securities will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See ‘‘Taxation.’’

Forward Foreign Currency Exchange Contracts.    The Fund may enter into foreign currency transactions to seek a closer correlation between the Fund’s overall currency exposures and the currency exposures of HGIQCO-LEV as a part of its principal investment strategy. The Fund may, for example, enter into forward foreign currency exchange contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.

At the maturity of a forward contract the Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are often, but not always, effected with the currency trader who is a party to the original forward contract.

The Fund may also enter into forward contracts to seek to increase total return. Unless otherwise covered in accordance with applicable regulations, cash or liquid assets of the Fund will be segregated in an amount equal to the value of the Fund’s total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the segregated assets declines, additional cash or liquid assets will be segregated so that the value of the assets will equal the amount of the Fund’s commitments with respect to such contracts.

While the Fund may enter into forward contracts to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Markets for trading foreign forward currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the

Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity. The Fund will not enter into forward foreign currency exchange contracts, currency swaps or other privately negotiated currency instruments unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by the Investment Advisor. To the extent that a substantial portion of the Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.

Commodity-Linked Securities

In an attempt to match the returns of HGIQCO-LEV, the Fund may seek to provide exposure to the investment returns of real assets that trade in the commodity markets through investments in commodity-linked derivative securities, such as exchange-traded notes (‘‘ETNs’’), which are designed to provide this exposure without direct investment in physical commodities or commodities futures contracts. Real assets are assets such as oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties, as compared to stocks or bonds, which are financial instruments. In choosing investments, the Investment Advisor seeks to provide exposure to various commodities and commodity sectors. The value of commodity-linked derivative securities may be affected by a variety of factors, including, but not limited to, overall market movements and other factors affecting the value of particular industries or commodities, such as weather, disease, embargoes, acts of war or terrorism, or political and regulatory developments.

The prices of commodity-linked derivative securities may move in different directions than investments in traditional equity and debt securities when the value of those traditional securities is declining due to adverse economic conditions. As an example, during periods of rising inflation, debt securities have historically tended to decline in value due to the general increase in prevailing interest rates. Conversely, during those same periods of rising inflation, the prices of certain commodities, such as oil and metals, have historically tended to increase. Of course, there cannot be any guarantee that these investments will perform in that manner in the future, and at certain times the price movements of commodity-linked instruments have been parallel to those of debt and equity securities. Commodities have historically tended to increase and decrease in value during different parts of the business cycle than financial assets. Nevertheless, at various times, commodities prices may move in tandem with the prices of financial assets and thus may not provide overall portfolio diversification benefits. Under favorable economic conditions, the Fund’s investments may be expected to underperform an investment in traditional securities. Over the long term, the returns on the Fund’s investments are expected to exhibit low or negative correlation with stocks and bonds.

Corporate Debt Obligations

The Fund may, under normal market conditions, invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.

An economic downturn could severely affect the ability of highly leveraged issuers of junk bond securities to service their debt obligations or to repay their obligations upon maturity. The Fund will not invest in junk bond securities. To the extent any debt obligation held in the Fund’s portfolio is downgraded by a rating organization to below an investment grade rating, factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s net asset value and the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

The secondary market for junk bonds, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities. This reduced liquidity may have an adverse effect on the ability of the Fund to dispose of a particular security when necessary to meet its redemption requests or other liquidity needs. Under adverse market or economic conditions, the secondary market for junk bonds could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, the Investment Advisor could find it difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under such circumstances, may be less than the prices used in calculating the Fund’s net asset value.

Since investors generally perceive that there are greater risks associated with the medium to lower rated securities of the type in which the Fund may invest, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the fixed-income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed-income securities market, resulting in greater yield and price volatility.

Another factor which causes fluctuations in the prices of fixed-income securities is the supply and demand for similarly rated securities. In addition, the prices of fixed-income securities fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the Fund’s net asset value.

Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. Since medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues. The Investment Advisor will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

The Investment Advisor employs its own credit research and analysis, which includes a study of existing debt, capital structure, ability to service debt and to pay dividends, the issuer’s sensitivity to economic conditions, its operating history and the current trend of earnings. The Investment Advisor continually monitors the investments in the Fund’s portfolio and evaluates whether to dispose of or to retain corporate debt obligations whose credit ratings or credit quality may have changed.

Commercial Paper and Other Short-Term Corporate Obligations

As a non-principal investment strategy, the Fund may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.

Variable and Floating Rate Securities

The interest rates payable on certain fixed-income securities in which the Fund may invest are not fixed and may fluctuate based upon changes in market rates. A variable rate obligation has an interest rate which is adjusted at pre-designated periods in response to changes in the market rate of interest on which the interest rate is based. Variable and floating rate obligations are less effective than fixed rate instruments at locking in a particular yield. Nevertheless, such obligations may fluctuate in value in response to interest rate changes if there is a delay between changes in market interest rates and the interest reset date for the obligation, or for other reasons.

Lending of Portfolio Securities

The Fund may lend portfolio securities. Under present regulatory policies, such loans may be made to institutions, such as brokers or dealers, and are required to be secured continuously by collateral in cash, cash equivalents, letters of credit or U.S. Government Securities maintained on a current basis at an amount, marked to market daily, at least equal to the market value of the securities loaned. Cash received as collateral for securities lending transactions may be invested in short-term investments. Investing the collateral subjects it to market depreciation or appreciation, and the Fund is responsible for any loss that may result from its investment of the borrowed collateral. The Fund will have the right to terminate a loan at any time and recall the loaned securities within the normal and customary settlement time for securities transactions. For the duration of the loan, the Fund will continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and will also receive compensation from investment of the collateral. The Fund will not have the right to vote any securities having voting rights during the existence of the loan, but the Fund may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovering, or even loss of rights in, the collateral and loaned securities should the borrower of the securities fail financially. However, the loans will be made only to firms deemed to be of good standing, and when the consideration which can be earned currently from securities loans of this type is deemed to justify the attendant risk. In determining whether to lend securities to a particular borrower, and during the period of the loan, the creditworthiness of the borrower will be considered and monitored. It is intended that the value of securities loaned by the Fund will not exceed one-third of the value of the Fund’s total assets (including the loan collateral). Loan collateral (including any investment of the collateral) is not subject to the percentage limitations stated elsewhere in this Additional Statement or the Prospectuses regarding investing in fixed-income securities and cash equivalents.

Structured Notes

The Fund may invest in structured notes as a non-principal investment strategy. In one type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for a year and a day. The note will be issued at par value. The amount payable at maturity, early redemption or ‘‘knockout’’ (as defined below) of the note will depend directly on the performance of the HGIQCO-LEV. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the index over the term of the note in excess of a specified interest factor, and an agreed-upon multiple (the ‘‘leverage factor’’). The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable monthly, quarterly, or at maturity. The issuer of the note will be entitled to an annual fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity, early redemption or knockout of each note will be calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (i) the percentage increase (or decrease) of the HGIQCO-LEV over the applicable period, less a specified interest percentage, multiplied by (ii) the face amount of the note, and by (iii) the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The note will become automatically payable (i.e., will ‘‘knockout’’) if the relevant index declines by 15%. In the event that the index has declined to the knockout level (or below) during any day, the redemption price of the note will be based on the closing index value of the next day. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the Commodity Exchange Act, as amended (the ‘‘CEA’’). The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

With respect to a second type of structured note in which the Fund may invest, the issuer of the note will be a highly creditworthy party. The term of the note will be for six months. The note will be issued at par value. The amount payable at maturity or early redemption of the note will depend directly on the performance of a specified basket of 6-month futures contracts with respect to all of the commodities in the HGIQCO-LEV, with weightings of the different commodities similar to the weightings in the HGIQCO-LEV. As described more precisely below, the amount payable at maturity will be computed using a formula under which the issue price paid for the note is adjusted to reflect the percentage appreciation or depreciation of the value of the specified basket of commodities futures over the term of the note in excess of a specified interest factor, and the leverage factor of three, but in no event will the amount payable at maturity be less than 51% of the issue price of the note. The note will also bear interest at a floating rate that is pegged to LIBOR. The interest rate will be based generally on the issuer’s funding spread and prevailing interest rates. The interest may be payable at monthly, quarterly, or at maturity. The issuer of the note will be entitled to a fee for issuing the note, which will be payable at maturity, and which may be netted against payments otherwise due under the note. The amount payable at maturity or early redemption of each note will be the greater of (i) 51% of the issue price of the note and (ii) the amount calculated by starting with an amount equal to the face amount of the note plus any remaining unpaid interest on the note and minus any accumulated fee amount, and then adding (or subtracting, in the case of a negative number) the amount equal to the product of (A) the percentage increase (or decrease) of the specified basket of commodities futures over the applicable period, less a specified interest percentage, multiplied by (B) the face amount of the note, and by (C) the leverage factor. The holder of the note will have a right to put the note to the issuer for redemption at any time before maturity. The issuer of the note will receive payment in full of the purchase price of the note substantially contemporaneously with the delivery of the note. The Fund while holding the note will not be required to make any payment to the issuer of the note in addition to the purchase price paid for the note, whether as margin, settlement payment, or otherwise, during the life of the note or at maturity. The issuer of the note will not be subject by the terms of the instrument to mark-to-market margining requirements of the CEA. The note will not be marketed as a contract of sale of a commodity for future delivery (or option on such a contract) subject to the CEA.

Bank Obligations

As a non-principal investment strategy, the Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.

Zero Coupon Bonds

The Fund’s investments in fixed-income securities may include, as a non-principal investment strategy, zero coupon bonds. Zero coupon bonds are debt obligations issued or purchased at a discount from face value. The discount approximates the total amount of interest the bonds would have accrued and compounded over the period until maturity. Zero coupon bonds do not require the periodic payment of interest. Such investments benefit the issuer by mitigating its need for cash to meet debt service but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which provide for regular payments of interest. In addition, if an issuer of zero coupon bonds held by the Fund defaults, the Fund may obtain no return at all on its investment. The Fund will accrue income on such investments for each taxable year which (net of deductible expenses, if any) is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to obtain sufficient cash to satisfy the Fund’s distribution obligations.

When-Issued Securities and Forward Commitments

As a non-principal investment strategy, the Fund may purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis beyond the customary settlement time. These transactions involve a commitment by the Fund to purchase or sell securities at a future date. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. The Fund will generally purchase securities on a when-issued basis or purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities will be calculated from the commitment date. The Fund is generally required to segregate, until three days prior to the settlement date, cash and liquid assets in an amount sufficient to meet the purchase price unless the Fund’s obligations are otherwise covered. Alternatively, the Fund may enter into offsetting contracts for the forward sale of other securities that it owns. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

Custodial Receipts and Trust Certificates

The Fund may invest, as a non-principal investment strategy, in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government securities, municipal securities or other types of securities in which the Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities laws purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Fund would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (‘‘IRS’’) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.

Non-Diversified Status

Since the Fund is ‘‘non-diversified’’ under the Act, it is subject only to certain federal tax diversification requirements. Under federal tax laws, the Fund may, with respect to 50% of its total assets, invest up to 25% of its total assets in the securities of any issuer. With respect to the remaining 50% of the Fund’s total assets, (i) the Fund may not invest more than 5% of its total assets in the securities of any one issuer, and (ii) the Fund may not acquire more than 10% of the outstanding voting securities of any one issuer. These tests apply at the end of each quarter of the taxable year and are subject to certain conditions and limitations under the Code. These tests do not apply to United States Government Securities and regulated investment companies.

Portfolio Turnover

The Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity securities, or for other reasons. It is anticipated that the portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment. The Fund is not restricted by policy with regard to portfolio turnover and will make changes in its investment portfolio from time to time as business and economic conditions as well as market prices may dictate.

INVESTMENT RESTRICTIONS

The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to a Fund without the affirmative vote of the holders of a majority (as defined in the Act) of the outstanding voting securities of the Fund. The investment objective of the Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a ‘‘majority of the outstanding voting securities’’ means the lesser of the vote of (i) 67% or more of the shares of the Trust or the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or the Fund are present or represented by proxy, or (ii) more than 50% of the shares of the Trust or the Fund.

For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, the Fund. With respect to the Fund’s fundamental investment restriction B, asset coverage of at least 300% (as defined in the Act), inclusive of any amounts borrowed, must be maintained at all times.

As a matter of fundamental policy, the Fund may not:

B.	Invest 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries (excluding the U.S. Government or any of its agencies or instrumentalities). Nonetheless, to the extent one or more Market Factors are or become concentrated in a particular industry or group of industries, the Fund’s investments may exceed this 25% limitation to the extent that it is necessary to gain exposure to those Market Factors to track HGIQCO-LEV.

C.	Borrow money, except (a) the Fund may borrow from banks (as defined in the Act) or through reverse repurchase agreements in amounts up to 33-1/3% of its total assets (including the amount borrowed), (b) the Fund may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (c) the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities, (d) the Fund may purchase securities on margin to the extent permitted by applicable law, and (e) the Fund may engage in portfolio transactions, such as mortgage dollar rolls which are accounted for as financings.

D.	Make loans, except through (a) the purchase of debt obligations in accordance with the Fund’s investment objective and policies, (b) repurchase agreements with banks, brokers, dealers and other financial institutions, and (c) loans of securities as permitted by applicable law.

E.	Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting.

F.	Purchase, hold or deal in real estate, although the Fund may purchase and sell securities or other investments that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate acquired by the Fund as a result of the ownership of securities.

G.	Invest in commodities or commodity contracts, except that the Fund may invest in currency and financial instruments and contracts, including structured notes, futures contracts and options on such contracts, that are commodities or commodity contracts or that represent indices of commodities prices or that reflect the return of such indices.

H.	Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single ETF, open-end investment company or series thereof with substantially the same fundamental investment objective, restrictions and policies as the Fund.

In addition to the fundamental policies mentioned above, the Trustees have adopted the following non-fundamental policies which can be changed or amended by action of the Trustees without approval of shareholders. Again, for purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition of securities by the Fund.

The Fund may not:

1.	Invest in companies for the purpose of exercising control or management.

2.	Invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the ‘‘1933 Act’’).

3.	Purchase additional securities if the Fund’s borrowings exceed 5% of its net assets.

TRUSTEES AND OFFICERS

The business of the Trust is managed under the direction of the Trust’s Board of Trustees. Subject to the provisions of the Trust’s Declaration of Trust, its By-Laws and Delaware law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of the Trust’s officers.

The charts below identify the Trustee, the nominee Trustees and executive officers of the Trust. Unless otherwise indicated, the address of all persons below is 800 Westchester Avenue, Suite N611, Rye Brook, New York 10573.

Name and Year of Birth	Position(s) Held with Trust	Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees:
	Trustee &	Since
Chairman
	Trustee	Since
	Trustee	Since
Interested Trustees(2):
Adam S. Patti, 1970	Trustee, President, Principal Executive and Principal Financial Officer	Since 2/2008	Chief Executive Officer, IndexIQ and IIQ (2006 to present); Associate Publisher, Time Inc. (2006); Executive Director, Time Inc. (2005); Director, Time Inc.(2003 to 2004)	1	None
Other Officers:
Gregory D. Bassuk, 1972	Secretary	Since 2/2008	Chief Operating Officer, IndexIQ and IIQ (2006 to present); Director, Time, Inc. (2004 to 2006); Managing Director, McGovern Capital (2003 to 2004)	None	None

(1)	Trustees and Officers serve until their successors are duly elected and qualified.
(2)	Mr. Patti is an ‘‘interested person’’ of the Trust (as that term is defined in the 1940 Act) because of his affiliations with IIQ.

Standing Board Committees

The Board of Trustees has established three standing committees in connection with its governance of the Fund – Audit, Governance and Nominating, and Valuation.

The Audit Committee oversees the audit process and provides assistance to the full Board of Trustees with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the entire Board of Trustees an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee. The Audit Committee is expected to hold two meetings and the full Board is expected to hold four meetings in the fiscal year ending December 31, 2008.

The Governance and Nominating Committee has been established to: (i) assist the Board of Trustees in matters involving mutual fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Trustees who are not ‘‘interested persons’’ of the Trust or its Investment Advisor or distributor (as defined by the Act); and (iii) advise the Board of Trustees on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee is expected to hold one meeting during the fiscal year ending December 31, 2008. As stated above, each Trustee holds office for an indefinite term until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund’s Prospectus and should be directed to the attention of the IndexIQ Trust Governance and Nominating Committee.

The Valuation Committee is authorized to act for the Board of Trustees in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Messrs.         ,                  and                  serve on the Valuation Committee.

Trustee Ownership of Fund Shares

Listed below for each Trustee is a dollar range of securities beneficially owned in the Trust together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of                    , 2008.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Adam S. Patti

Ownership Of Fund Affiliated Entities

Set forth in the table below is information regarding each Independent Trustee’s (and his or her immediate family members’) share ownership in securities of the Investment Advisor, the Distributor, and any entity controlling, controlled by or under common control with the Investment Advisor or Distributor (not including registered investment companies), as of                                        , 2008.

Name of Trustee	Name of Owners and Relationships to Trustee	Company	Title of Class	Value of Securities	Percent of Class

Except as disclosed above, no independent Trustee or immediate family member has during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the Distributor or the Investment Advisor or their affiliates (other than the Trust); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Fund;

•	an officer of the Fund;

•	an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Investment Advisor or principal underwriter of the Fund;

•	an officer or an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Investment Advisor or principal underwriter of the Fund;

•	the Investment Advisor or principal underwriter of the Fund;

•	an officer of the Investment Advisor or principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Investment Advisor or principal underwriter of the Fund; or an officer of a person directly or indirectly controlling, controlled by, or under common control with the Investment Advisor or principal underwriter of the Fund.

Board Compensation

Subject to an annual minimum of $                and maximum of $                , each Trustee, other than those affiliated with IIQ or its affiliates, receives annual compensation from the Fund and the other funds of the Trust of 1/3 of one basis point of each such fund’s NAV (.003%) plus reimbursement of related expenses. The Independent Trustees are also reimbursed for travel expenses incurred in connection with attending meetings. The following table sets forth certain information with respect to the estimated compensation of each Trustee of the Trust for the fiscal year ending December 31,2008:

Name of Person, Position	Aggregate Compensation From The Trust	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Trust Complex Paid to Trustees
	$	None	None	$
	$	None	None	$
Adam S. Patti,	None	None	None	None
Trustee

Miscellaneous

The Trust, its Investment Advisor and principal underwriter have adopted codes of ethics under Rule 17j-1 of the Act that permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund.

MANAGEMENT SERVICES

INVESTMENT ADVISOR

As stated in the Fund’s Prospectus, IndexIQ Advisors LLC serves as Investment Advisor to the Fund. IIQ is also a wholly-owned subsidiary of IndexIQ. See ‘‘Service Providers’’ in the Fund’s Prospectus for a description of the applicable Investment Advisor’s duties to the Fund.

In managing the Fund, the Investment Advisor will attempt to track the returns of HGIQCO-LEV. As discussed in the Fund’s Prospectus, HGIQCO-LEV is an index that attempts to track the global returns of hedge Fund betas. IndexIQ, which developed and maintains HGIQCO-LEV, will provide to the Investment Advisor certain proprietary information related to the Market Factors of HGIQCO-LEV and their relative weights.

The Investment Advisor will select for the Fund those investment securities which may expose the Fund to the returns of HGIQCO-LEV’s Market Factors.

The Investment Advisory Agreement will remain in effect until                        , 2010 and will continue in effect with respect to the Fund from year to year thereafter provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund’s outstanding voting securities or a majority of the Trustees of the Trust, and (ii) the vote of a majority of the non-interested Trustees of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

The Investment Advisory Agreement will terminate automatically if assigned (as defined in the Act). The Investment Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund on 60 days’ written notice to the Investment Advisor or by the Investment Advisor on 60 days’ written notice to the Trust.

Pursuant to the Investment Advisory Agreement the Investment Advisor is entitled to receive a fee, payable monthly, at the annual rates of [       ]% of the Fund’s average daily net assets.

In addition to providing advisory services, under its Investment Advisory Agreement, the Investment Advisor also: (i) supervises all non-advisory operations of the Fund;(ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranges for at the Fund’s expense: (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the Fund’s records; and (v) provides office space and all necessary office equipment and services.

Expense Limitation Agreement

In addition, the Investment Advisor has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits ‘‘Total Annual Fund Operating Expenses’’ (exclusive of interest, taxes, brokerage fees and commissions, extraordinary expenses, and payments, if any, under the Rule 12b-1 Plan) to not more than 0.[    ]% of the average daily net assets for the Service Class of the Fund for the year ending December 31, 2008. The Trust and IIQ expect that this contractual agreement will continue from year-to-year provided such continuance is approved by the Board. The Trust may terminate the Expense Limitation Agreement at any time. IIQ may also terminate the Expense Limitation Agreement at the end of the then-current term upon not less than 90-days’ notice to the Trust as set forth in the Expense Limitation Agreement. The Investment Advisor is permitted to seek reimbursement from the Fund, subject to limitations, for three years from the date fees were waived or expenses reimbursed, without causing Fund operating expenses to exceed the applicable expense cap.

PORTFOLIO MANAGER

Other Accounts Managed

The following tables provide additional information about other portfolios or accounts managed by the Fund’s portfolio manager primarily responsible for the day-to-day management of the Fund, for the fiscal year ended December 31, 2008.

Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Salvatore Bruno	1	$		$		$

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Salvatore Bruno	0	$0			$0	$0

Material Conflicts Of Interest.

Material conflicts of interest that may arise in connection with the portfolio manager’s management of the Fund’s investments and investments of other accounts managed include material conflicts between the investment strategy of the Fund and the investment strategy of the other accounts managed by the portfolio manager and conflicts associated with the allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager.

The portfolio manager may experience certain conflicts of interest in managing the Fund’s investments, on the one hand, and the investments of other accounts, including the other IndexIQ Funds, on the other. For example, if the portfolio manager identifies a limited investment opportunity that may be suitable for more than one of the IndexIQ Funds or other accounts, the Fund may not be able to take full advantage of that opportunity due to an allocation of that investment across all eligible funds and accounts. IIQ has policies and procedures to address potential conflicts of interest relating to the allocation of investment opportunities. IIQ’s policies and procedures relating to the allocation of investment opportunities address these potential conflicts by limiting portfolio manager discretion and are intended to result in fair and equitable allocations among all products managed by that portfolio manager that might be eligible for a particular investment. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

The management of multiple IndexIQ Funds and other accounts may give rise to potential conflicts of interest, particularly if the IndexIQ Funds and other accounts have different objectives, benchmarks and time horizons, as the portfolio manager must allocate his time and investment ideas across multiple accounts. For example, in certain instances, the portfolio manager may take conflicting positions in a particular security for different accounts, by selling a security for one account and continuing to hold it for another account. In addition, the management of other accounts may require the portfolio manager to devote less than all of his time to the Fund, which may constitute a conflict with the interest of the Fund. IIQ seeks to manage such competing interests for the time and attention of portfolio managers by giving portfolio managers substantial resources to assist and support them. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest.

IIQ does not receive a performance fee for its management of the Fund. IIQ and/or the portfolio manager may have an incentive to allocate favorable or limited opportunity investments or structure the timing of investment to favor accounts other than the Fund – for instance, those that pay a higher advisory fee and/or a performance fee. The policies of IIQ, however, require that portfolio managers treat all accounts they manage equitably and fairly.

IIQ has a policy allowing it to aggregate sale and purchase orders of securities for all accounts with similar orders if, in IIQ’s reasonable judgment, such aggregation is reasonably likely to result generally in lower transaction costs. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts. In addition, in many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. The Trust has also adopted policies and procedures in accordance with Rule 17a-7, Rule 17e-1 and Rule 10f-3 under the 1940 Act, in order to ensure compliance with the rules and fair and equitable treatment of the Fund and clients involved in such transactions.

The portfolio manager may also experience certain conflicts between his own personal interests and the interests of the accounts they mange, including the Fund. One potential conflict may arise if the portfolio manager were to have a larger personal investment in one portfolio than he does in another, giving the portfolio manager an incentive to allocate a particular investment opportunity to the account in which he holds a larger stake. IIQ’s Code of Ethics addresses potential conflicts of interest that may arise in connection with a portfolio manager’s investment activities by requiring prior written approval of certain securities transactions from IIQ’s Chief Compliance Officer.

Compensation

As of            , 2008, the compensation that the Investment Advisor paid to Mr. Bruno with respect to his services in managing the Fund was structured as follows:

Compensation Program.    The elements of total compensation for portfolio managers are base salary, annual performance-based cash and equity compensation (cash and equity bonus) and other benefits. IIQ has balanced these components of pay to provide portfolio managers with a powerful incentive to achieve consistently superior investment performance. While portfolio manager compensation levels fluctuate – both up and down – with the relative investment performance of the portfolios that they manage, their compensation is not based on a formulaic application of relative investment performance, and takes into consideration factors outside of portfolio performance, such as the overall success of the firm and their contribution to their sector’s, and the firm’s, development.

Base Salary.    Under IIQ’s approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the performance-based (and therefore variable) compensation elements of the compensation program.

Performance-Based Compensation.    IIQ believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent.

IIQ’s portfolio manager compensation program includes: investment performance relative to appropriate competitors or benchmarks over varying performance periods and a measure of operational efficiency. Portfolio managers are compensated based on the products they manage. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. All factors are considered collectively by company management.

Cash Bonus.    Performance-based compensation is distributed to portfolio managers primarily in cash, but may include equity and other forms of deferred compensation. Typically, the cash bonus, when combined with base salary, represents more than % of total compensation for portfolio managers.

Equity and Deferred Compensation Bonus.    A portion of the dollar value of the total annual bonus may be paid in equity and other forms of deferred compensation. Paying a portion of annual bonuses in equity puts compensation earned by a portfolio manager for a given year ‘‘at risk’’ based on the company’s ability to sustain and improve its performance over future periods.

The ultimate value of equity bonuses is dependent on the future value of the company. As such, the equity bonus aligns each portfolio manager’s financial interests with those of the company’s other equity owners and encourages a balance between short-term goals and long-term strategic objectives. This approach ensures that portfolio managers participate as shareholders in both the ‘‘downside risk’’ and ‘‘upside opportunity’’ of the company’s performance. Portfolio managers therefore have a direct incentive to protect the company’s reputation for integrity.

Other Benefits.    Portfolio managers are also eligible to participate in broad-based plans offered generally to company employees, including broad-based retirement, 401(k), health, and other employee benefit plans.

Ownership of Securities

Mr. Bruno owns no securities in the Fund.

OTHER SERVICE PROVIDERS

FUND ADMINISTRATOR

[                    ] (the ‘‘Administrator’’),                ,                ,            , serves as Administrator to the Fund pursuant to an administration agreement (the ‘‘Administration Agreement’’) with the Trust. The administrative services provided by the Administrator include but are not limited to: (1) shareholder reporting functions, including preparation of shareholder reports and certain communications, and (2) regulatory compliance, such as preparation of certain reports and filings with the SEC and state securities commissions. The Administrator also provides certain accounting services for the Fund. The Administrator may in turn use the facilities or assistance of its affiliates to provide certain services under the Administration Agreement, on terms agreed between the Administrator and such affiliates. The Administrator has contractually agreed to provide these services at the following rates for the IndexIQ Funds (each expressed as a percentage of the IndexIQ Funds’ average daily net assets attributable to its classes of shares on an annual basis, except as otherwise noted): an administration fee of        % on the first $        million of the IndexIQ Funds’ combined net assets, and        % on amounts in excess of $        million; with a minimum administration fee of $        per month, per Fund; and a fee of $        per month per share class (excluding the first share class). In addition, the Administrator and/or the Custodian and Accounting Agent (see ‘‘Custodian and Accounting Agent’’ below), will receive a fund accounting fee at the following annual rates:        % on the first $        million of the IndexIQ Funds’ combined net assets, and        % on amounts in excess of $        million; with a minimum administration fee of $        per month, per Fund; and a fee of $        per month per share class (excluding the first share class). The Administrator, and/or the Custodian and Accounting Agent, will also receive the following to procure and pay the custodian for the Trust:        % on the first $ million of the IndexIQ Fund’s combined net U.S. assets and     % on all U.S. assets over $        million, plus certain transaction costs. The Administrator and/or the Custodian and Accounting Agent, will also charge the IndexIQ Funds for certain costs involved with the daily valuation of investment securities and will be reimbursed for out-of-pocket expenses.

Following its initial two-year term, the Administration Agreement may be terminated by either party at any time on 60 days’ written notice.

TRANSFER AGENT

The Trust has entered into a Transfer Agency and Service Agreement with                            (‘‘Transfer Agent’’), a                corporation, to serve as transfer, dividend paying, and shareholder servicing agent for the Fund. The Transfer Agent will be compensated for its services based upon an annual base fee per primary class of the Fund of $            (plus $                per year for each additional class of shares), as well as a $    fee per shareholder per year. In addition, the Transfer Agent shall be entitled to reimbursement of actual out-of-pocket expenses incurred by the Transfer Agent on behalf of the Trust or the Fund. The address of the Transfer Agent is                ,            ,            .

DISTRIBUTOR

The Trust will conduct a continuous offering of its securities.                     ,                     a corporation (‘‘Distributor’’),                    ,                ,                    , acts as the underwriter and distributor of the Fund’s shares to assist in sales of Fund shares pursuant to a Distribution Agreement (‘‘Distribution Agreement’’) approved by the Trustees. The Distributor is a broker-dealer registered with the SEC pursuant to the Securities Exchange Act of 1934 and a member in good standing of the National Association of Securities Dealers, Inc. Following its initial one-year term, the Distribution Agreement may be terminated by either party upon 60-days’ prior written notice to the other party.

CUSTODIAN AND ACCOUNTING AGENT

                             (‘‘Custodian and Accounting Agent’’ or ‘‘Custodian’’),            ,            ,            , serves as custodian for the assets of the Fund. The Custodian acts as the depository for the Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at the Fund’s request and maintains records in connection with its duties as Custodian. For its services as Custodian, the Custodian is entitled to receive a fee based on the average net assets of the Fund held by the Custodian plus additional out-of-pocket and transaction expenses incurred by the Fund as described in the section entitled ‘‘Fund Administrator.’’

Pursuant to rules adopted under the Act, the Trust may maintain foreign securities and cash in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Trust; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Trust assets. The Board reviews annually the continuance of foreign custodial arrangements for the Trust. No assurance can be given that the Trustees’ appraisal of the risks in connection with foreign custodial arrangements will always be correct or that expropriation, nationalization, freezes, or confiscation of assets that would impact assets of the Fund will not occur, and shareholders bear the risk of losses arising from these or other events.

Under the custody agreement, the Custodian may hold the foreign securities at its principal office at    ,        ,        , and at            ’s branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, with an eligible foreign subcustodian, or with an eligible foreign securities depository.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Trustees have selected the firm of                    ,            ,            ,            , to serve as independent auditors for the Fund for the current fiscal year and to audit the annual financial statements of the Fund, prepare the Fund’s federal, state and excise tax returns, and consult with the Fund on matters of accounting and federal and state income taxation. Independent auditors will audit the financial statements of the Fund at least once each year. Shareholders will receive annual audited and semi-annual (unaudited) reports when published and written confirmation of all transactions in their account. A copy of the most recent Annual Report will accompany the SAI whenever a shareholder or a prospective investor requests it.

COUNSEL

Katten Muchin Rosenman LLP, 575 Madison Avenue, New York, New York 10022-2585, passes upon certain legal matters in connection with the shares offered by the Trust, and also acts as counsel to the Trust.

OTHER EXPENSES

Except for the expenses paid by IIQ, the Trust bears all costs of its operations. The Fund is responsible for: (i) salaries and other compensation of any of the Trust’s executive officers and employees who are not officers, directors, stockholders, or employees of IIQ or its subsidiaries or affiliates; (ii) taxes and governmental fees; (iii) brokerage fees and commissions and other portfolio transaction expenses; (iv) costs of borrowing money, including interest expenses; (v) fees and expenses of the Trustees who are not ‘‘interested persons’’ of IIQ or the Trust, and any counsel retained exclusively for their benefit; (vi) fees and expenses of third-party service providers; (vii) extraordinary expenses, including costs of litigation and indemnification expenses; (viii) expenses, such as organizational expenses, which are capitalized in accordance with generally accepted accounting principles; and (ix) any expenses allocated or allocable to a specific class of shares (‘‘Class-specific expenses’’).

Class-specific expenses include distribution and service fees payable with respect to different classes of shares and administrative fees as described above, and may include certain other expenses as permitted by the Trust’s Multi-Class Plan adopted pursuant to Rule 18f-3 under the Act and subject to review and approval by the Trustees.

DISTRIBUTION OF TRUST SHARES

DISTRIBUTOR AND MULTI-CLASS PLAN

[                    ] (the ‘‘Distributor’’) serves as the principal underwriter of each class of the Trust’s shares pursuant to a distribution agreement (‘‘Distribution Agreement’’) with the Trust which is subject to annual approval by the Board. The Distributor, located at         ,     ,         , is a broker-dealer registered with the SEC. After the initial one-year term, the Distribution Agreement may be terminated without penalty by the Fund or the Distributor on 60 days’ written notice. The Distributor is not obligated to sell any specific amount of Trust shares.

After the initial one-year term, the Distribution Agreement will continue in effect with respect to the Fund and each class of shares thereof for successive one-year periods, provided that each such continuance is specifically approved at least annually (i) by the Fund’s Board of Trustees or (ii) by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act), provided that in either event the continuance is also approved by the majority of the Trustees who are not interested persons (as defined in the Act) of any party to the Distribution Agreement by vote cast in person at a meeting called for the purpose of voting on such approval.

The Trust currently offers only one class of shares for the Fund: the Service Class. The Fund in the future may offer additional classes.

Service Class Shares are offered primarily through employee benefit plans alliances, broker-dealers, and other intermediaries, and the Fund pays service or distribution fees to such entities for services they provide to Service Class shareholders.

The Trust has adopted a Multi-Class Plan (‘‘Multi-Class Plan’’) pursuant to Rule 18f-3 under the 1940 Act. Under the Multi-Class Plan, shares of each class of each of the IndexIQ Funds represent an equal pro rata interest in such IndexIQ Fund and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, restrictions, limitations, qualifications and terms and conditions, except that: (a) each class has a different designation; (b) each class of shares bears any class-specific expenses allocated to it; and (c) each class has exclusive voting rights on any matter submitted to shareholders that relates solely to its distribution or service arrangements, and each class has separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class.

Each class of shares bears any class specific expenses allocated to such class, such as expenses related to the distribution and/or shareholder servicing of such class. In addition, each class may, at the Trustees’ discretion, also pay a different share of other expenses, not including advisory or custodial fees or other expenses related to the management of the Trust’s assets, if these expenses are actually incurred in a different amount by that class, or if the class receives services of a different kind or to a different degree than the other classes. All other expenses, including advisory expenses, are allocated to each class on the basis of the net asset value of that class in relation to the net asset value of the particular Fund. In addition, each class may have a differing sales charge structure, and differing exchange and conversion features.

DISTRIBUTION PLAN FOR SERVICE CLASS SHARES

The Trust has adopted a Distribution Plan with respect to the Service Class Shares of the Fund. The Service Class of the Fund is anticipated to benefit from the Distribution Plan through, among other things, causing increases in Class assets which are expected to provide economies of scale with respect to Class expenses.

Under the terms of the Distribution Plan, the Trust is permitted to reimburse, out of the assets attributable to the respective Service Class Shares of the Fund, in amounts up to (on an annual basis)        % of the respective average daily net assets of that class, financial intermediaries for costs and expenses incurred in connection with the distribution and marketing of the Service Class Shares and/or the provision of certain shareholder services to its customers that invest in Service Class Shares of the

Fund. Such services may include, but are not limited to, the following: providing facilities to answer questions from prospective investors about the Fund; receiving and answering correspondence, including requests for Prospectuses and statements of additional information; preparing, printing and delivering Prospectuses and shareholder reports to prospective shareholders; complying with federal and state securities laws pertaining to the sale of Service Class Shares and assisting investors in completing application forms and selecting dividend and other account options.

Fees paid pursuant to the Distribution Plan of a class may be paid for shareholder services and the maintenance of shareholder accounts, and therefore may constitute ‘‘service fees’’ for purposes of applicable rules of the Financial Industry Regulatory Authority (the successor organization to the National Association of Securities Dealers) (‘‘FINRA’’). The Distribution Plan has been adopted in accordance with the requirements of Rule 12b-1 under the 1940 Act and will be administered in accordance with the provisions of that rule.

The Distribution Plan provides that it may not be amended to materially increase the costs which Service Class shareholders may bear under the Distribution Plan without the approval of a majority of the outstanding voting securities of the Service Class and by vote of a majority of both (i) the Trustees of the Trust and (ii) those Trustees who are not ‘‘interested persons’’ of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plan or any agreements related to it (the ‘‘Plan Trustees’’), cast in person at a meeting called for the purpose of voting on the Plan and any related amendments.

The Distribution Plan provides that it may not take effect until approved by vote of a majority of both (i) the Trustees of the Trust and (ii) the disinterested Trustees defined above. The Distribution Plan further provides that it may not take effect unless approved by the vote of a majority of the outstanding voting securities of the Service Class.

The Distribution Plan provides that it shall continue in effect so long as such continuance is specifically approved at least annually by the Trustees and the Plan Trustees. The Distribution Plan provides that any person authorized to direct the disposition of monies paid or payable by a class pursuant to that Plan or any related agreement shall provide to the Trustees, and the Trustees shall review at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made.

The Distribution Plan is a ‘‘reimbursement plan,’’ which means that fees are payable to the relevant financial intermediary only to the extent necessary to reimburse expenses incurred pursuant to such Plan. The Distribution Plan requires that the Service Class Shares incur no interest or carrying charges.

FINRA rules limit the amount of distribution fees that may be paid by mutual funds. ‘‘Service fees,’’ as defined by FINRA, mean fees paid for providing shareholder services or the maintenance of accounts (but not transfer agency services) and are not subject to the limits. The Trust believes that some, if not all, of the fees paid pursuant to the Distribution Plans will qualify as ‘‘service fees’’ and therefore will not be limited by FINRA rules.

No interested person of the Fund or any Trustee has a direct or indirect financial interest in the operation of either of the Distribution Plans.

ADDITIONAL INFORMATION ABOUT
SERVICE CLASS SHARES

Service Class Shares of the Trust may also be offered through brokers, other financial intermediaries and other entities, such as retirement or savings plans and their sponsors or service providers (‘‘Service Agents’’), that have established a shareholder servicing relationship with the Trust on behalf of their customers. The Trust pays no compensation to such entities other than service and/or distribution fees paid with respect to Service Class Shares. IIQ and its affiliates may pay, out of their own assets and at no cost to the Fund, amounts to Service Agents for providing bona fide shareholder services to shareholders holding Service Class Shares through such Service Agents. Such services may include, but are not limited to, the following: processing and mailing trade confirmations, monthly statements, prospectuses, annual reports, semi-annual reports and shareholder notices and other SEC required communications; capturing and processing tax data; issuing and mailing dividend checks to shareholders who have selected cash distributions; preparing record date shareholder lists for proxy solicitations; collecting and posting distributions to shareholder accounts; and establishing and maintaining systematic withdrawals and automated investment plans and shareholder account registrations. Service Agents may impose additional or different conditions than the Trust on the purchase, redemption or exchanges of Trust shares by their customers. Service Agents may also independently establish and charge their customers transaction fees, account fees and other amounts in connection with purchases, sales and redemption of Trust shares in addition to any fees charged by the Trust. Each Service Agent is responsible for transmitting to its customers a schedule of any such fees and information regarding any additional or different conditions regarding purchases and redemptions. Shareholders who are customers of Service Agents should consult their Service Agents for information regarding these fees and conditions. In addition, IIQ and its affiliates may also make payments out of their own resources, at no cost to the Fund, to financial intermediaries for services which may be deemed to be primarily intended to result in the sale of Service Class Shares of the Fund. The payments described in this paragraph may be significant to the payors and the payees.

PURCHASES AND REDEMPTIONS

Purchases and redemptions of Service Class Shares are discussed in the Prospectuses under the headings ‘‘Shareholder Guide – How to Purchase Shares’’ and ‘‘— How to Redeem Shares,’’ and that information is incorporated herein by reference.

Certain managed account clients of IIQ may purchase shares of the Trust. To avoid the imposition of duplicative fees, IIQ may be required to make adjustments in the management fees charged separately by IIQ to these clients to offset the generally higher level of management fees and expenses resulting from a client’s investment in the Trust.

Certain clients of IIQ whose assets would be eligible for purchase by one or more of the IndexIQ Funds may purchase shares of the Trust with such assets. Assets so purchased by a fund will be valued in accordance with procedures adopted by the Board of Trustees.

Prospective investors should inquire as to whether shares of a particular Fund or class are available for offer and sale in their state of domicile or residence. Shares of the Fund may not be offered or sold in any state unless registered or qualified in that jurisdiction, unless an exemption from registration or qualification is available.

Independent financial intermediaries unaffiliated with IIQ may perform shareholder servicing functions with respect to certain of their clients whose assets may be invested in the Fund. These services, normally provided by the Administrator directly to Trust shareholders, may include the provision of ongoing information concerning the Fund and its investment performance, responding to shareholder inquiries, assisting with purchases, redemptions and exchanges of Trust shares, and other services. IIQ or the Administrator may pay fees to such entities for the provision of these services which the Administrator normally would perform, out of IIQ’s or the Administrator’s own resources.

The Trust reserves the right to postpone redemptions during any period when the NYSE is closed or an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

The Trust has committed to paying in cash all requests for redemptions by any shareholder of record of the Fund, limited in amount with respect to each shareholder during any 90-day period to the lesser of (i) $250,000, or (ii) 1% of the net asset value of the Fund at the beginning of such period. Although the Trust will normally redeem all shares for cash, it may, in unusual circumstances, redeem shares by payment in kind of securities held in the Fund’s portfolios.

The Trust has adopted procedures under which it may make redemptions-in-kind to shareholders who are affiliated persons of the Fund. Under these procedures, the Trust generally may satisfy a redemption request from an affiliated person in-kind, provided that: (1) the redemption-in-kind is effected at approximately the affiliated shareholder’s proportionate share of the distributing Fund’s current net assets, and thus does not result in the dilution of the interests of the remaining shareholders; (2) the distributed securities are valued in the same manner as they are valued for purposes of computing the distributing Fund’s net asset value; (3) the redemption-in-kind is consistent with the Fund’s Prospectus and SAI; and (4) neither the affiliated shareholder nor any other party with the ability and the pecuniary incentive to influence the redemption-in-kind selects, or influences the selection of, the distributed securities.

Due to the relatively high cost of maintaining smaller accounts, the Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the investor) if at any time, due to shareholder redemption, the shares in the account do not have a value of at least a specified amount, the minimums of which are currently set at $[100,000] for Service Class Shares. The Prospectuses may set higher minimum account balances for one or more classes from time to time depending upon the Trust’s current policy. An investor will be notified that the value of his account is less than the minimum and allowed at least 30 days to bring the value of the account up to at least the specified amount before the redemption is processed. The Declaration of Trust also authorizes the Trust to redeem shares under certain other circumstances as may be specified by the Board of Trustees.

REQUEST FOR MULTIPLE COPIES OF SHAREHOLDER DOCUMENTS

To reduce expenses, it is intended that only one copy of the Fund’s Prospectuses and each Annual and Semi-annual report will be mailed to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents and your shares are held directly with the Trust, call the Trust at 1-800-    -    . Alternatively, if your shares are held through a financial institution, please contact it directly. Within 30 days after receipt of your request by the Trust or financial institution, as appropriate, such party will begin sending you individual copies.

SIGNATURE GUARANTEES

To protect your account and the Fund from fraud, signature guarantees may be required to be sure that you are the person who has authorized a change in registration or standing instructions for your account. Signature guarantees generally are required for (i) change of registration requests, (ii) requests to establish or to change exchange privileges or telephone and bank wire redemption service other than your initial account application, (iii) transactions where proceeds from redemptions, dividends or distributions are sent to an address or financial institution differing from the address or financial institution of record, and (iv) redemption requests in excess of $100,000. Signature guarantees are acceptable from a member bank of the Federal Reserve System, a savings and loan institution, credit union (if authorized under state law), registered broker-dealer, securities exchange or association clearing agency, and must appear on the written request for change of registration, establishment or change in exchange privileges or redemption request.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Investment Advisor is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on a securities exchange are effected through brokers who charge a negotiated commission for their services. Increasingly, securities traded over-the-counter also involve the payment of negotiated brokerage commissions. Orders may be directed to any broker including, to the extent and in the manner permitted by applicable law, IndexIQ.

In the over-the-counter market, most securities have historically traded on a ‘‘net’’ basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

In placing orders for portfolio securities of the Fund, the Investment Advisor is generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Investment Advisor will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (‘‘Section 28(e)’’), the Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Investment Advisor generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Investment Advisor will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of the Fund, the Investment Advisor and its affiliates, or its other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Investment Advisor in the performance of its decision-making responsibilities.

Such services are used by the Investment Advisor in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for the Fund may be used in managing other investment accounts. Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of the Fund’s, and the services furnished by such brokers may be used by the Investment Advisor in providing management services for the Trust. On occasion, a broker-dealer might furnish the Investment Advisor with a service which has a mixed use (i.e., the service is used both for investment and brokerage activities and for other activities). Where this occurs, the Investment Advisor will reasonably allocate the cost of the service, so that the portion or specific component which assists in investment and brokerage activities is obtained using portfolio commissions from the Fund or other managed accounts, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Investment Advisor from its own funds.

On occasions when the Investment Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Investment Advisor acts as investment adviser or sub-investment adviser), the Investment Advisor, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Advisor in the manner it considers to be equitable and consistent with its fiduciary obligations to the Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for the Fund.

Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees.

The Fund may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the Fund. The rebated commissions are expected to be treated as realized capital gains of the Fund.

Subject to the above considerations, the Investment Advisor may use IndexIQ or an affiliate as a broker for the Fund. In order for IndexIQ or an affiliate, acting as agent, to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by IndexIQ or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Trustees who are not ‘‘interested’’ Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to IndexIQ are consistent with the foregoing standard. Brokerage transactions with IndexIQ are also subject to such fiduciary standards as may be imposed upon IndexIQ by applicable law.

The amount of brokerage commissions paid by the Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.

Selective Disclosure of Portfolio Holdings

The Board of Trustees of the Trust and the Investment Advisor have adopted a policy on selective disclosure of portfolio holdings in accordance with regulations that seek to ensure that disclosure of information about portfolio securities is in the best interest of Fund shareholders and to address the conflicts between the interests of Fund shareholders and its service providers. The policy provides that neither the Fund nor its Investment Advisor, Distributor or any agent, or any employee thereof (‘‘Fund Representative’’) will disclose the Fund’s portfolio holdings information to any person other than in accordance with the policy. For purposes of the policy, ‘‘portfolio holdings information’’ means the Fund’s actual portfolio holdings, as well as nonpublic information about its trading strategies or pending transactions. Under the policy, neither the Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information. A Fund Representative may provide portfolio holdings information to third parties if such information has been included in the Fund’s public filings with the SEC or is disclosed on the Fund’s publicly accessible website. Information posted on the Fund’s website may be separately provided to any person commencing the day after it is first published on the Fund’s website.

Portfolio holdings information that is not filed with the SEC or posted on the publicly available website may be provided to third parties only if the third party recipients are required to keep all portfolio holdings information confidential and are prohibited from trading on the information they receive. Disclosure to such third parties must be approved in advance by the Investment Advisor’s Chief Compliance Officer. Disclosure to providers of auditing, custody, proxy voting and other similar services for the Fund, as well as rating and ranking organizations, will generally be permitted; however, information may be disclosed to other third parties (including, without limitation, individuals, institutional investors, and intermediaries that sell shares of the Fund,) only upon approval by the Fund’s Chief Compliance Officer, who must first determine that the Fund has a legitimate business purpose for doing so and check with the Fund Transfer Agent to ascertain whether the third party has been identified as an excessive trader. In general, each recipient of non-public portfolio holdings information must sign a confidentiality and non-trading agreement, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality. In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Advisor and its affiliates, the Fund’s independent registered public accounting firm, the Fund’s custodian, the Fund’s legal counsel-Katten Muchin Rosenman LLP, the Fund’s financial printer- [        ], and the Fund’s proxy voting service- [        ]. These entities are obligated to keep such information confidential. Third party providers of custodial or accounting services to the Fund may release non-public portfolio holdings information of the Fund only with the permission of Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers solely in connection with the Fund seeking portfolio securities trading suggestions. In providing this information reasonable precautions, including limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter is reviewed by the Distributor’s compliance department for consistency with the Trust’s portfolio holdings disclosure policy.

The Fund currently intends to publish on the Trust’s website (http://www.[        ].com) complete portfolio holdings as of the end of each calendar quarter subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. In addition, the Fund intends to publish on the Trust’s website month-end top ten holdings subject to a thirty calendar day lag between the date of the information and the date on which the information is disclosed. The Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so.

Under the policy, Fund Representatives will initially supply the Board of the Trustees with a list of third parties who receive portfolio holdings information pursuant to any ongoing arrangement. In addition, the Board is to receive information, on a quarterly basis, regarding any other disclosures of non-public portfolio holdings information that were permitted during the preceding quarter. In addition, the Board of Trustees is to approve at its meetings a list of Fund Representatives who are authorized to disclose portfolio holdings information under the policy. As of the date of this Additional Statement, only certain officers of the Trust as well as certain senior members of the compliance and legal groups of the Investment Advisor have been approved by the Board of Trustees to authorize disclosure of portfolio holdings information.

NET ASSET VALUE

In accordance with procedures adopted by the Trustees, the net asset value per share of the class of the Fund is calculated by determining the value of the net assets attributed to each class of the Fund and dividing by the number of outstanding shares of that class. All securities are valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. New York time) or such other time as the New York Stock Exchange or NASDAQ market may officially close. The term ‘‘Business Day’’ means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than 4:00 p.m. New York Time. The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value other than the Fund’s official closing net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders based on the official closing net asset value. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

Portfolio securities of the Fund for which accurate market quotations are available are valued as follows: (i) securities listed on any U.S. or foreign stock exchange or on the National Association of Securities Dealers Automated Quotations System (‘‘NASDAQ’’) will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale on the valuation day, securities traded will be valued at the closing bid price, or if a closing bid price is not available, at either the exchange or system-defined close price on the exchange or system in which such securities are principally traded. If the relevant exchange or system has not closed by the above-mentioned time for determining the Fund’s net asset value, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the net asset value is determined; (ii) over-the-counter securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price at the time net asset value is determined; (iii) equity securities for which no prices are obtained under sections (i) or (ii) including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued at their fair value in accordance with procedures approved by the Board of Trustees; (iv) fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., Interactive Data Corp., Merrill Lynch, J.J. Kenny, Muller Data Corp., Bloomberg, EJV, Reuters or Standard & Poor’s); (v) fixed-income securities for which accurate market quotations are not readily available are valued by the Investment Advisor based on valuation models that take into account spread and daily yield changes on government securities in the appropriate market (i.e., matrix pricing); (vi) debt securities with a remaining maturity of 60 days or less are valued by the Investment Advisor at amortized cost, which the Trustees have determined to approximate fair value; and (vii) all other instruments, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the portfolio manager/trader to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees.

The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars last quoted by any major bank or pricing service. If such quotations are not available, the rate of exchange will be determined in good faith by or under procedures established by the Board of Trustees.

Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund’s net asset values are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. ‘‘Fair value’’ prices are provided by an independent fair value service (if available) and are intended to reflect more accurately the value of certain foreign equity securities at the time the Fund’s NAV is calculated. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent fair value service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Fund, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.

The proceeds received by the Fund and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to the Fund or particular series and constitute the underlying assets of the Fund or series. The underlying assets of the Fund will be segregated on the books of account, and will be charged with the liabilities in respect of the Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Fund and the other series of the Trust are generally allocated in proportion to the net asset values of the Fund or series except where allocations of expenses can otherwise be fairly made.

The Trust has adopted a policy to handle certain NAV-related errors occurring in the operation of the Fund, and under certain circumstances neither the Fund nor shareholders who purchase or sell shares during periods that errors accrue or occur may be recompensed in connection with the resolution of the error.

TAXATION

The following is a summary of certain additional U.S. federal income, and state and local, tax considerations regarding the purchase, ownership and disposition of shares in the Fund of the Trust that are not described in the Prospectus. This summary does not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the Fund. The summary is based on the laws in effect on the date of this Additional Statement, which are subject to change.

Fund Taxation

The Fund is treated as a separate taxable entity. The Fund has elected to be treated and intends to qualify for each taxable year as a regulated investment company under Subchapter M of Subtitle A, Chapter 1 of the Code.

There are certain tax requirements that the Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, the Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (1) the Fund derive at least 90% of its gross income (including tax-exempt interest) for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in such stocks, securities or currencies or net income derived from an interest in a qualified publicly traded partnership (the ‘‘90% gross income test’’); and (2) the Fund diversify its holdings so that at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses or certain publicly traded partnerships.

For purposes of the 90% gross income test, income that the Fund earns from equity interests in certain entities that are not treated as corporations for U.S. tax purposes will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in such entities that earn fee income, rental income or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to the Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in the Fund’s portfolio or anticipated to be acquired may not qualify as ‘‘directly-related’’ under these tests.

If the Fund complies with the provisions discussed above, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, at least 90% of its ‘‘investment company taxable income’’ (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than ‘‘net capital gain,’’ as defined below, and is reduced by deductible expenses), and at least 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, if the Fund retains any investment company taxable income or ‘‘net capital gain’’ (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes – including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions – there can be no assurance that the Fund will avoid corporate-level tax in each year.

If the Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by the Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain. The Fund intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any net tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors such as the Fund and may therefore make it more difficult for the Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. The Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements from new investors, the sale of securities or other sources. If for any taxable year the Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, without any deduction for dividends paid, and its distributions to shareholders will be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.

To avoid a 4% federal excise tax, the Fund must distribute (or be deemed to have distributed) by December 31 of each calendar year at least 98% of its taxable ordinary income for the calendar year, at least 98% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which the Fund paid no federal income tax. For federal income tax purposes, dividends declared by the Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.

For federal income tax purposes, the Fund is generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during the eight years following the year of the loss. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. The Fund does not have capital losses to carry forward because it has not commenced operations prior to the date of this Additional Statement.

Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by the Fund will be required to be ‘‘marked-to-market’’ for federal income tax purposes – that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require the Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by the Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by the Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of the Fund’s distributions to shareholders. Application of certain requirements for qualification as a regulated investment company and/or these tax rules to certain investment practices, such as dollar rolls, or certain derivatives such as interest rate swaps, floors, caps and collars and currency, total return, mortgage or index swaps may be unclear in some respects, and the Fund may therefore be required to limit its participation in those kinds of transactions. Certain tax elections may be available to the Fund to mitigate some of the unfavorable consequences described in this paragraph.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments which may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed the Fund’s investment company taxable income (computed without regard to such loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

The Fund’s investment in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any ‘‘marked-to-market’’ gain from certain options, futures or forward contracts, as described above, will in many cases cause it to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For the Fund to obtain cash to enable the Fund to distribute any such income or gain, maintain its qualification as a regulated investment company and avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.

Investments in lower-rated securities may present special tax issues for the Fund to the extent actual or anticipated defaults may be more likely with respect to such securities. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by the Fund, if it invests in such securities, in order to seek to eliminate or minimize any adverse tax consequences.

If the Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations (‘‘passive foreign investment companies’’), that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income, the Fund could be subject to federal income tax and additional interest charges on ‘‘excess distributions’’ received from those companies or gain from the sale of stock in those companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. The Fund would not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that would ameliorate these adverse tax consequences, but those elections would require the Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. The Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.

Foreign Taxes

The Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If, as may occur for the Fund, more than 50% of the Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by the Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)

If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by the Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by the Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of the Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.

Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that the Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If the Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.

Non-U.S. Shareholders

The discussion above relates solely to U.S. federal income tax law as it applies to ‘‘U.S. persons’’ subject to tax under such law.

For distributions attributable to the Fund’s taxable year beginning after December 31, 2007, shareholders who, as to the United States, are not ‘‘U.S. persons,’’ (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates, foreign partnerships or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain, including amounts retained by the Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but they may not be able to claim a U.S. tax credit or deduction with respect to such taxes.

Under current provisions of the Code, for distributions attributable to the Fund’s taxable years beginning before January 1, 2008, non-U.S. shareholders generally will not be subject to U.S. federal income tax on distributions attributable to ‘‘portfolio interest’’ or short-term capital gains unless (1) the distributions are effectively connected with a U.S. trade or business of the shareholder, or (2) with respect to short-term capital gains, the shareholder is a nonresident alien individual who is present in the United States for 183 days or more during the taxable year and certain other conditions are met. If the distributions are effectively connected with a U.S. trade or business of a shareholder, then distributions will be subject to tax on a net income basis at the graduated rates applicable to U.S. individuals or domestic corporations. Distributions by each Fund that are attributable to short-term capital gains during the above periods will also generally be free of U.S. withholding tax; by contrast, there will be tax withheld with respect to distributions attributable to interest income of the Fund, so that non-U.S. shareholders who are exempt from U.S. federal income tax with respect to all or a portion of those interest-related dividends will need to file U.S. federal income tax returns to claim refunds of those withholding taxes.

Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Fund will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.

Non-U.S. persons who fail to furnish the Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 28% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges.

Also, non-U.S. shareholders of the Fund may be subject to U.S. estate tax with respect to their Fund shares.

Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, the Fund.

State and Local Taxes

The Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of the Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and an investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.

OTHER INFORMATION

CAPITALIZATION

The Trust is a Delaware statutory trust established under a Declaration of Trust dated February 20, 2008. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with $0.001 par value per share. The Board of Trustees may authorize the division of shares into separate series and the division of series into separates classes of shares. The Trust currently consists of one series: IQ Alpha Hedge composite Fund. This series currently consists of one class: Service. When issued for payment as described in the Prospectus and this SAI, the shares will be fully paid, non-assessable, redeemable and freely transferable. Shares do not have preemptive rights or subscription rights. In liquidation of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Fund.

Under Delaware law, unless otherwise provided in the Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to stockholders of private corporations organized under the general corporation law of the State of Delaware. The Declaration of Trust provides that all the assets of the Trust held with respect to each series shall be charged with the liabilities of the Trust with respect to such series and all expenses, costs, charges and reserves attributable to such series. Any general liabilities of the Trust which are not readily identifiable as being held in respect of a series shall be allocated and charged by the Trustees to and among any one or more series in such manner and on such basis as the Trustees in their sole discretion deem fair and equitable.

VOTING RIGHTS

The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, shareholders are entitled to one vote for each dollar of the net asset value of each share held and a factional vote for each fractional dollar of the net asset value of each share held. If a matter to be voted on does not affect the interests of a series (or a class of a series), then only the shareholders of the affected series (or class) will be entitled to vote on the matter. Shares have non-cumulative voting rights, which means that the holders of more than 50% of the shares voting for the election of Trustees can elect 100% of the Trustees, and in this event, the holders of the remaining shares voting will not be able to elect any Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law. Rights of shareholders cannot be modified by less than a majority vote.

The Trustees will hold office indefinitely, except that: (1) any Trustee may resign or retire, (2) a Trustee will no longer serve if declared bankrupt or incompetent by a court of competent jurisdiction, and (3) any Trustee may be removed: (a) any time by written instrument signed by at least two-thirds of the number of Trustees prior to such removal; (b) at any meeting of shareholders of the Trust by a vote of two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding; or (c) by a written declaration signed by shareholders holding not less than two-thirds of the total combined net asset value of all shares of the Trust issued and outstanding. In case a vacancy on the Board of Trustees shall for any reason exist, the vacancy shall be filled by the affirmative vote of a majority of the remaining Trustees, subject to certain restrictions under the 1940 Act. Otherwise, there will normally be no meeting of shareholders for the purpose of electing Trustees, and the Trust does not expect to have an annual meeting of shareholders.

INDEMNIFICATION; TERMINATION; MERGER

The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.

The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series, or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.

The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.

The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of the date of this SAI, the Fund has not commenced operations or issued shares.

REGISTRATION STATEMENT

This Statement of Additional Information and the Prospectus do not contain all of the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

PROXY VOTING

The Trust, on behalf of the Fund, has delegated the voting of portfolio securities to the Investment Advisor. The Investment Advisor has adopted policies and procedures (the ‘‘Policy’’) for the voting of proxies on behalf of client accounts for which the Investment Advisor has voting discretion, including the Fund. Under the Policy, the Investment Advisor’s guiding principles in performing proxy voting are to make decisions that: (i) favor proposals that tend to maximize a company’s shareholder value; and (ii) are not influenced by conflicts of interest. These principles reflect the Investment Advisor’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

The principles and positions reflected in the Policy are designed to guide the Investment Advisor in voting proxies, and not necessarily in making investment decisions. Senior management of the Investment Advisor will periodically review the Policy to ensure that it continues to be consistent with the Investment Advisor’s guiding principles.

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities, the Investment Advisor follows proxy voting guidelines (the ‘‘Guidelines’’) developed by Institutional Shareholder Services (‘‘ISS’’), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Investment Advisor generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. Attached as Appendix B is a summary of the Guidelines.

ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Investment Advisor’s policy generally to follow the Guidelines and recommendations from ISS, the Investment Advisor’s portfolio management teams (‘‘Portfolio Management Teams’’) retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

In addition to assisting the Investment Advisor in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Investment Advisor to determine whether they are consistent with the Investment Advisor’s guiding principles. ISS also assists the Investment Advisor in the proxy voting process by providing operational, recordkeeping and reporting services.

The Investment Advisor is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Investment Advisor may hire other service providers to replace or supplement ISS with respect to any of the services the Investment Advisor currently receives from ISS.

The Investment Advisor has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Investment Advisor’s use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS’s recommendations, and the establishment of information barriers between the Investment Advisor and other businesses within The IndexIQ Group, Inc.

Fixed Income and Private Investments.    Voting decisions with respect to fixed income securities and the securities of privately held issuers generally will be made by the Fund’s managers based on their assessment of the particular transactions or other matters at issue.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will become available on or through the Fund’s website at http://www.[    ].com and on the SEC’s website at http://www.sec.gov in August of the same year.

FINANCIAL STATEMENTS

A copy of the Fund’s Annual Reports (when available) may be obtained upon request and without charge by writing [Name & Address] or by calling the Fund/Investment Advisor, at the telephone number on the back cover of the Fund’s Prospectus. The Annual Report for the fiscal period ending December 31, 2008 will become available to investors in February, 2009. Attached to this SAI are financial statements reflecting the initial capitalization of the Fund.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

‘‘A-1’’ – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

‘‘A-2’’ – The obligor’s capacity to meet its financial commitment on the obligation is satisfactory. Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher rating categories.

‘‘A-3’’ – Obligor has adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

‘‘B’’ – An obligation is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. Ratings of ‘‘B1’’, ‘‘B-2’’ and ‘‘B-3’’ may be assigned to indicate finer distinction within the ‘‘B’’ category.

‘‘C’’ – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

‘‘D’’ – Obligations are in payment default. This rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign Currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s Investors Service (‘‘Moody’s’’) short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

‘‘P-1’’ – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

‘‘P-2’’ – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

1-A

‘‘P-3’’ – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

‘‘NP’’ – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Fitch, Inc. / Fitch Ratings Ltd. (‘‘Fitch’’) short-term ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique risk characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner. The following summarizes the rating categories used by Fitch for short-term obligations:

‘‘F1’’ – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments; may have an added ‘‘+’’ to denote any exceptionally strong credit feature.

‘‘F2’’ – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

‘‘F3’’ – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near term adverse changes could result in a reduction to noninvestment grade.

‘‘B’’ – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

‘‘C’’ – Securities possess high default risk. Default is a real possibility. This designation indicates a capacity for meeting financial commitments which is solely reliant upon a sustained, favorable business and economic environment.

‘‘D’’ – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

‘‘NR’’ – This designation indicates that Fitch does not publicly rate the associated issuer or issue.

‘‘WD’’ – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.

The following summarizes the ratings used by Dominion Bond Rating Service Limited (‘‘DBRS’’) for commercial paper and short-term debt:

‘‘R-1 (high)’’ – Short-term debt rated ‘‘R-1 (high)’’ is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an ‘‘R-1 (high)’’ rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an ‘‘R-1 (high)’’, few entities are strong enough to achieve this rating.

‘‘R-1 (middle)’’ – Short-term debt rated ‘‘R-1 (middle)’’ is of superior credit quality and, in most cases, ratings in this category differ from ‘‘R-1 (high)’’ credits by only a small degree. Given the extremely tough definition DBRS has established for the ‘‘R-1 (high)’’ category, entities rated ‘‘R-1 (middle)’’ are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

‘‘R-1 (low)’’ – Short-term debt rated ‘‘R-1 (low)’’ is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios are not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

2-A

‘‘R-2 (high)’’ – Short-term debt rated ‘‘R-2 (high)’’ is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt, and profitability ratios is not as strong as credits rated in the ‘‘R-1 (low)’’ category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

‘‘R-2 (middle)’’ – Short-term debt rated ‘‘R-2 (middle)’’ is considered to be of adequate credit quality. Relative to the ‘‘R-2 (high)’’ category, entities rated ‘‘R-2 (middle)’’ typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

‘‘R-2 (low)’’ – Short-term debt rated ‘‘R-2 (low)’’ is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an ‘‘R-2 (middle)’’ credit. However, ‘‘R-2 (low)’’ ratings still display a level of credit strength that allows for a higher rating than the ‘‘R-3’’ category, with this distinction often reflecting the issuer’s liquidity profile.

‘‘R-3’’ – Short-term debt rated ‘‘R-3’’ is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

‘‘R-4’’ – Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

‘‘R-5’’ – Short-tern debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

‘‘D’’ – A security rated ‘‘D’’ implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a ‘‘D’’ rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the ‘‘D’’ rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued, or reinstated by DBRS.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

‘‘AAA’’ – An obligation rated ‘‘AAA’’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

‘‘AA’’ – An obligation rated ‘‘AA’’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

‘‘A’’ – An obligation rated ‘‘A’’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

‘‘BBB’’ – An obligation rated ‘‘BBB’’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

3-A

Obligations rated ‘‘BB,’’ ‘‘B,’’ ‘‘CCC,’’ ‘‘CC’’ and ‘‘C’’ are regarded as having significant speculative characteristics. ‘‘BB’’ indicates the least degree of speculation and ‘‘C’’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

‘‘BB’’ – An obligation rated ‘‘BB’’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

‘‘B’’ – An obligation rated ‘‘B’’ is more vulnerable to nonpayment than obligations rated ‘‘BB,’’ but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

‘‘CCC’’ – An obligation rated ‘‘CCC’’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

‘‘CC’’ – An obligation rated ‘‘CC’’ is currently highly vulnerable to nonpayment.

‘‘C’’ – A subordinated debt or preferred stock obligation rated ‘‘C’’ is currently highly vulnerable to nonpayment. The ‘‘C’’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘‘C’’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

‘‘D’’ – An obligation rated ‘‘D’’ is in payment default. The ‘‘D’’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘‘D’’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (−) – The ratings from ‘‘AA’’ to ‘‘CCC’’ may be modified by the addition of a plus (+) or minus (−) sign to show relative standing within the major rating categories.

‘‘NR’’ – This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

The following summarizes the ratings used by Moody’s for long-term debt:

‘‘Aaa’’ – Obligations rated ‘‘Aaa’’ are judged to be of the highest quality, with minimal credit risk.

‘‘Aa’’ – Obligations rated ‘‘Aa’’ are judged to be of high quality and are subject to very low credit risk.

‘‘A’’ – Obligations rated ‘‘A’’ are considered upper-medium grade and are subject to low credit risk.

‘‘Baa’’ – Obligations rated ‘‘Baa’’ are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

‘‘Ba’’ – Obligations rated ‘‘Ba’’ are judged to have speculative elements and are subject to substantial credit risk.

‘‘B’’ – Obligations rated ‘‘B’’ are considered speculative and are subject to high credit risk.

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‘‘Caa’’ – Obligations rated ‘‘Caa’’ are judged to be of poor standing and are subject to very high credit risk.

‘‘Ca’’ – Obligations rated ‘‘Ca’’ are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

‘‘C’’ – Obligations rated ‘‘C’’ are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from ‘‘Aa’’ through ‘‘Caa.’’ The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

The following summarizes long-term ratings used by Fitch:

‘‘AAA’’ – Securities considered to be of the highest credit quality. ‘‘AAA’’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

‘‘AA’’ – Securities considered to be of very high credit quality. ‘‘AA’’ ratings denote expectations of very low credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

‘‘A’’ – Securities considered to be of high credit quality. ‘‘A’’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

‘‘BBB’’ – Securities considered to be of good credit quality. ‘‘BBB’’ ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

‘‘BB’’ – Securities considered to be speculative. ‘‘BB’’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

‘‘B’’ – Securities considered to be highly speculative. ‘‘B’’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

‘‘CCC,’’ ‘‘CC’’ and ‘‘C’’ – Securities have high default risk. Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘‘CC’’ rating indicates that default of some kind appears probable. ‘‘C’’ ratings signal imminent default.

‘‘RD’’ – Indicates an entity has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

‘‘D’’ – Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Plus (+) or minus (−) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘‘AAA’’ category or to categories below ‘‘CCC’’.

‘‘NR’’ indicates that Fitch does not publicly rate the associated issue or issuer.

The following summarizes the ratings used by DBRS for long-term debt:

‘‘AAA’’ – Long-term debt rated ‘‘AAA’’ is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure

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of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely high standard which DBRS has set for this category, few entities are able to achieve a ‘‘AAA’’ rating.

‘‘AA’’ – Long-term debt rated ‘‘AA’’ is of superior credit quality, and protection of interest and principal is considered high. In many cases they differ from long-term debt rated ‘‘AAA’’ only to a small degree. Given the extremely restrictive definition DBRS has for the ‘‘AAA’’ category, entities rated ‘‘AA’’ are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

‘‘A’’ – Long-term debt rated ‘‘A’’ is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of ‘‘AA’’ rated entities. While ‘‘A’’ is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated securities.

‘‘BBB’’ – Long-term debt rated ‘‘BBB’’ is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

‘‘BB’’ – Long-term debt rated ‘‘BB’’ is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the ‘‘BB’’ range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

‘‘B’’ – Long-term debt rated ‘‘B’’ is highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.

‘‘CCC’’, CC’’ and ‘‘C’’ – Long-term debt rated in any of these categories is very highly speculative and is in danger of default of interest and principal. The degree of adverse elements present is more severe than long-term debt rated ‘‘B.’’ Long-term debt rated below ‘‘B’’ often have features which, if not remedied, may lead to default. In practice, there is little difference between these three categories, with ‘‘CC’’ and ‘‘C’’ normally used for lower ranking debt of companies for which the senior debt is rated in the ‘‘CCC’’ to ‘‘B’’ range.

‘‘D’’ – A security rated ‘‘D’’ implies the issuer has either not met a scheduled payment of interest or principal or that the issuer has made it clear that it will miss such a payment in the near future. In some cases, DBRS may not assign a ‘‘D’’ rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the ‘‘D’’ rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is suspended, discontinued or reinstated by DBRS.

(‘‘high’’, ‘‘low’’) – Each rating category is denoted by the subcategories ‘‘high’’ and ‘‘low’’. The absence of either a ‘‘high’’ or ‘‘low’’ designation indicates the rating is in the ‘‘middle’’ of the category. The ‘‘AAA’’ and ‘‘D’’ categories do not utilize ‘‘high’’, ‘‘middle’’, and ‘‘low’’ as differential grades.

Municipal Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

•	Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

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Note rating symbols are as follows:

‘‘SP-1’’ – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

‘‘SP-2’’ – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

‘‘SP-3’’ – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

Moody’s uses three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (‘‘MIG’’) and are divided into three levels – ‘‘MIG-1’’ through ‘‘MIG-3’’. In addition, those short-term obligations that are of speculative quality are designated ‘‘SG’’, or speculative grade. MIG ratings expire at the maturity of the obligation. The following summarizes the ratings used by Moody’s for these short-term obligations:

‘‘MIG-1’’ – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

‘‘MIG-2’’ – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

‘‘MIG-3’’ – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

‘‘SG’’ – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

In the case of variable rate demand obligations (‘‘VRDOs’’), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (‘‘demand feature’’), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or ‘‘VMIG’’ rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated ‘‘NR’’, e.g., ‘‘Aaa/NR’’ or ‘‘NR/VMIG-1’’.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

‘‘VMIG-1’’ – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

‘‘VMIG-2’’ – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

‘‘VMIG-3’’ – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

‘‘SG’’ – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial

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program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

Moody’s credit ratings must be construed solely as statements of opinion and not as statements of fact or recommendations to purchase, sell or hold any securities.

Fitch’s credit ratings provide an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving their money back in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign (including supranational and sub-national), financial, bank, insurance, municipal and other public finance entities and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

DBRS credit ratings are not buy, hold or sell recommendations, but rather the result of qualitative and quantitative analysis focusing solely on the credit quality of the issuer and its underlying obligations.

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APPENDIX B

2007 ISS INTERNATIONAL PROXY VOTING GUIDELINES SUMMARY

Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

Board of Directors

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote AGAINST labor representatives if they sit on either the audit or compensation committee, as they are not required to be on those committees.

2007 International Classification of Directors

Executive Director

•	Employee or executive of the company;

•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)

•	Any director who is attested by the board to be a non-independent NED;

•	Any director specifically designated as a representative of a significant shareholder of the company;

•	Any director who is also an employee or executive of a significant shareholder of the company;

•	Beneficial owner (direct or indirect) of at least 10 percent of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10 percent individually, but collectively own more than 10 percent), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);

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•	Government representative;

•	Currently provides (or a relative[1] provides) professional services[4] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;

•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test2);

•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;

•	Relative[1] of current employee of the company or its affiliates;

•	Relative[1] of former executive of the company or its affiliates;

•	A new appointee elected other than by a formal process through the general meeting (such as a contractual appointment by a substantial shareholder);

•	Founder/co-founder/member of founding family but not currently an employee;

•	Former executive (five-year cooling off period);

•	Years of service will NOT be a determining factor unless it is recommended best practice in a market:

–	9 years (from the date of election) in the United Kingdom and Ireland;

–	12 years in European markets.

Independent NED

•	No material[3] connection, either direct or indirect, to the company other than a board seat.

Employee Representative

•	Represents employees or employee shareholders of the company (classified as ‘‘employee representative’’ but considered a non-independent NED).

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

1	‘‘Relative’’ follows the SEC’s proposed definition of ‘‘immediate family members’’ which covers spouses, parents, children, step-parents, stepchildren, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
2	If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
3	For purposes of ISS’ director independence classification, ‘‘material’’ will be defined as a standard of relationship (financial, personal, or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders
4	Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than aprofessional relationship.

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Discharge of Board and Management

Vote FOR discharge of the board and management, unless:

•	There are serious questions about actions of the board or management for the year in question; or

•	Legal action is being taken against the board by other shareholders.

Vote AGAINST proposals to remove approval of discharge of board and management from the agenda.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS’ guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Vote FOR share repurchase plans, unless:

•	Clear evidence of past abuse of the authority is available; or

•	The plan contains no safeguards against selective buybacks.

Reissuance of Shares Repurchased

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

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Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, ISS reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation – Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, ISS places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction will cause ISS to scrutinize a deal more closely.

•	Strategic rationale – Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Conflicts of interest – Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? ISS will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•	Governance – Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

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Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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PART C

OTHER INFORMATION

Item 23.    Exhibits

(a)	Declaration of Trust (‘‘Trust Instrument’’) of IndexIQ Trust (‘‘Registrant’’).*

(b)	By-Laws of Registrant.*

(c)	Articles III, V, and VI of the Trust Instrument, Exhibit 23(a) hereto, defines the rights of holders of the securities being registered. (Certificates for shares are not issued.)

(d)	Advisory Agreement between the Registrant and IndexIQ Advisors, LLC (‘‘Investment Advisor’’), as adviser for the IQ Alpha Hedge Composite Fund (the ‘‘Fund’’).*

(e)(1)	Distribution Agreement among the Registrant, [ ] (the ‘‘Distributor’’) and the Registrant.*

(e)(2)	Form of Selling Dealer Agreement between the Distributor and dealers.*

(f)	Not applicable.

(g)	Custody Agreement between the Registrant and [ ].*

(h)(1)	Administration Agreement between the Registrant and [ ].*

(h)(2)	Transfer Agency and Service Agreement between the Registrant and [ ].*

(i)	Opinion and Consent of Katten Muchin Rosenman LLP regarding the legality of securities registered with respect to the Registrant.*

(j)(1)	Consent of [ ] LLP, independent auditor with respect to the Fund.*

(j)(2)	Consent of Katten Muchin Rosenman LLP (included in Exhibit 23(i) hereto).

(k)	Not applicable.

(l)	Not applicable.

(m)	Not applicable.

(n)	Not applicable.

(o)	Reserved.

(p)(1)	Code of Ethics for the Registrant and the Investment Advisor.*

(p)(2)	Code of Ethics for the Distributor.*

(q)	Powers of Attorney.*

*	To be filed by amendment.

Item 24.    Persons Controlled by or Under Common Control with Registrant.

Not Applicable.

Item 25.    Indemnification

Under Delaware law, Section 3817 of the Treatment of Delaware Statutory Trusts empowers Delaware business trusts to indemnify and hold harmless any trustee or beneficial owner or other person from and against any and all claims and demands whatsoever, subject to such standards and restrictions as may be set forth in the governing instrument of the business trust. The Registrant’s Trust Instrument contains the following provisions:

Section 2.    Indemnification and Limitation of Liability. The Trustees shall not be responsible or liable in any event for any neglect or wrong-doing of any officer, agent, employee, Investment Advisor or Principal Underwriter of the Trust, nor shall any Trustee be responsible for the act or omission of any other Trustee, and, as provided in Section 3 of this Article VII, the Trust out of its assets shall indemnify and hold harmless each and every Trustee and officer of the Trust from and against any and all claims, demands, costs, losses, expenses, and damages whatsoever arising out of or related to such Trustee’s performance of his or her duties as a Trustee or officer of the Trust; provided that nothing herein contained shall indemnify, hold harmless or protect any Trustee or officer from or against any liability to the Trust or any Shareholder to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Section 3.    Indemnification.

(a)    Subject to the exceptions and limitations contained in Subsection (b) below:

(i)    every person who is, or has been, a Trustee or an officer, employee or agent of the Trust (including any individual who serves at its request as director, officer, partner, trustee or the like of another organization in which it has any interest as a shareholder, creditor or otherwise) (‘‘Covered Person’’) shall be indemnified by the Trust or the appropriate Series to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Covered Person and against amounts paid or incurred by him in the settlement thereof; and

(ii)    as used herein, the words ‘‘claim,’’ ‘‘action,’’ ‘‘suit,’’ or ‘‘proceeding’’ shall apply to all claims, actions, suits or proceedings (civil, criminal or other, including appeals), actual or threatened, and the words ‘‘liability’’ and ‘‘expenses’’ shall include, without limitation, attorneys, fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

(b)    No indemnification shall be provided hereunder to a Covered Person:

(i)    who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)    in the event the matter is not adjudicated by a court or other appropriate body, unless there has been a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office: by at least a majority of those Trustees who are neither Interested Persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)    The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, and shall inure to the benefit of the heirs, executors and administrators of a Covered Person.

(d)    To the maximum extent permitted by applicable law, expenses incurred in defending any proceeding may be advanced by the Trust before the disposition of the proceeding upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or applicable Series if it is ultimately determined that he is not entitled to indemnification under this Section; provided, however, that either a majority of the Trustees who are neither Interested Persons of the Trust nor parties to the matter, or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that there is reason to believe that such Covered Person will not be disqualified from indemnification under this Section.

(e)    Any repeal or modification of this Article VII by the Shareholders, or adoption or modification of any other provision of the Declaration or By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal, or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.

In addition, the Registrant has entered into an Investment Advisory Agreement with its Investment Advisor and a Distribution Agreement with its Distributor. These agreements provide indemnification for those entities and their affiliates. The Investment Advisor’s and Distributor’s personnel may serve as trustees and officers of the Trust. The Investment Advisory Agreement with the Fund provides that the Investment Advisor will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Advisor or from reckless disregard by the Investment Advisor of its obligations or duties under the Agreement. Under the Distribution Agreement, the Registrant will indemnify [                ] against certain liabilities.

Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (‘‘Act’’), may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Trust Instrument or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Trustees and officers liability policies purchased by the Registrant insure the Registrant and their respective trustees, partners, officers and employees, subject to the policies’ coverage limits and exclusions and varying deductibles, against loss resulting from claims by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 26.    Business and Other Connections of Investment Advisor.

The description of the Investment Advisor is found under the caption ‘‘Service Providers – Investment Advisor’’ in the Prospectus and under the caption ‘‘Management Services – Investment Advisor’’ in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement, which are incorporated by reference herein. The Investment Advisor provides investment advisory services to other persons or entities other than the Registrant.

Item 27.    Principal Underwriters.

(a)    The sole principal underwriter for the Fund is [                                ], which acts as distributor of the Registrant and the following other funds:

[                        ] Distributed Funds

Fund Group Name	Fund Name	Advisor Name

(b)    To the best of Registrant’s knowledge, the managers, principals and officers of [                                ], the distributor for the Registrant, are as follows:

(1) Name and Principal Business Address	(2) Positions and Offices with Underwriter	(3) Positions and Offices with Registrant

Item 28.    Location of Accounts and Records.

The Declaration of Trust, By-laws and minute books of the Registrant and certain investment adviser records are in the physical possession of [                                                                    ]. All other accounts, books and other documents required to be maintained under Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are in the physical possession of [                                                        ].

Item 29.    Management Services

Not applicable.

Item 30.    Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (‘‘Securities Act’’), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York on this 22nd day of February, 2008.

INDEXIQ TRUST
By:	/s/ Adam S. Patti
Adam S. Patti President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Name	Title	Date

/s/ Adam S. Patti	Sole Trustee, President, Treasurer, Principal Executive Officer and Principal Financial Officer	February 22, 2008

Adam S. Patti